June 7, 2002



To Our Shareholders:

Enclosed is the Semi-Annual Report of the Fairport Funds for the six-months ended April 30, 2002.

The period was marked by continued volatility in the marketplace and uncertainty that overshadowed gathering evidence of an economic recovery. While the timing and scope of an expected recovery were being debated, the U.S. markets showed periodic signs of rebounding but continued to languish under a cloud of accounting questions, lack of earnings growth momentum, and numerous geo-political concerns. Even with this uncertainty, the economy appeared to be moving out from the recessionary period with most indications pointing to an economic recovery already under way. For the six-month period of this report ended April 30, 2002, the Fairport Funds had the following Aggregate Total
Returns:

         Fairport Emerging Growth Fund               8.88%
         Fairport International Equity Fund          4.94%
         Fairport Growth Fund                       (5.22%)
         Fairport Growth & Income Fund              10.54%
         Fairport Government Securities Fund        (1.57%)

Despite some good news during the period, the uncertainty has not yet lifted from the marketplace and the volatile market swings have continued as the market struggles to shed some negative psychology.

Since the market corrections from the lofty valuations of the late 90's, a new dynamic is starting to take shape. Global economies appear to be at the beginning of a synchronized recovery, yet the question still remains regarding how and to what extent the global equity markets will follow suit. Despite some global participation, the United States led the way through the last bull market with the double benefit of both market and currency appreciation of American securities. As a result of global valuations and the U.S. Dollar weakening somewhat, the next recovery may be more balanced with the rest of the developed world. In any case, even as the markets continue to sort out the uncertainty, we see the likelihood of a recovery continuing both in the U.S. and abroad. Furthermore, the American consumer has continued to remain confident and resilient, while some of the accounting concerns that have been a cloud over the market may translate into a positive for the investing community in the form of more transparent disclosure.

Inside, you will hear from each Portfolio Manager regarding the market climate that affected the investment universe for each Fund. Each manager will discuss navigation through this period and his thoughts on portfolio positioning for what is expected ahead. We remain cautiously optimistic and believe that, even if market volatility persists, sound investment opportunities should exist for positioning each Fund for the long-term market ahead.


Yours very truly,

Scott D. Roulston
President & CEO

FAIRPORT EMERGING GROWTH FUND

The graph below compares the change in value of a hypothetical $10,000 investment in the Fairport Emerging Growth Fund with the performance of a similar investment in the Russell 2000 Growth Index.

Six Month:   8.88%*
1 Year: -16.23%
Average Annual Total Return Since Inception:  7.03%
The period ended:  4/30/02
Fund inception:  07/01/99

            Russell 2000 Growth   Fairport Emerging
            Index                 Growth Fund

Date        Dollar Amt            Dollar Amt
     6/30/99               $10,000              $10,000
     7/31/99                 9,691               12,850
     8/31/99                 9,329               15,400
     9/30/99                 9,509               16,320
    10/31/99                 9,752               19,330
    11/30/99                10,783               23,770
    12/31/99                12,684               31,581
     1/31/00                12,566               32,127
     2/29/00                15,490               43,540
     3/31/00                13,862               38,236
     4/28/00                12,462               32,364
     5/31/00                11,370               28,182
     6/30/00                12,839               35,733
     7/31/00                11,739               33,260
     8/31/00                12,974               40,152
     9/29/00                12,329               36,608
    10/31/00                11,328               32,323
    11/30/00                 9,271               21,940
    12/31/00                 9,838               22,558
     1/31/01                10,634               21,765
     2/28/01                 9,176               14,307
     3/31/01                 8,342               10,960
     4/30/01                 9,363               14,472
     5/31/01                 9,580               14,462
     6/29/01                 9,851               15,245
     7/31/01                 9,011               13,638
     8/31/01                 8,448               12,845
     9/30/01                 7,084               10,651
    10/31/01                 7,766               11,135
    11/30/01                 8,414               12,196
    12/31/01                 8,930               12,474
     1/31/02                 8,612               12,289
     2/28/02                 8,055               11,578
     3/31/02                 8,755               12,216
     4/30/02                 8,566               12,124

* Unlike our Fund, the Russell 2000 Growth Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 2000 Growth Index measures the performance of those companies within the 2,000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fairport Emerging Growth Fund typically invests in companies which tend to be smaller than the 1000 largest companies, but which are growing faster than average. The primary objective is capital appreciation.

Periodic investment returns can be volatile due to the fact that many of the companies and the markets in which they do business are fast growing and subject to rapid change, not all of which can be anticipated. Also, many companies are competing in these new markets or market niches against larger companies with greater financial resources which themselves can effect change quickly. Finally, and importantly, the status of investor confidence is relatively more important than with larger companies because the future and confidence in that future is a greater component of the current stock price of an emerging growth company, which can have a narrow product line and little operating history for evaluation.

During the six months ended April 30, 2002, the Fund increased 8.88% in value, while its benchmark, the Russell 2000 Growth Index, increased 10.30%. During that same period, larger companies represented by the Russell 1000 Growth Index , declined 2.13%.

Some of the better performing stocks included restaurant chains such as P F Chang's China Bistro, Cheesecake Factory, and Ruby Tuesday; education companies such as Apollo Group and Corinthian Colleges; and consumer products and services companies such as Regis (haircuts), Chico's FAS (women's apparel stores), and Coach (leather goods). Penn National Gaming and Caremark Rx (pharmacy benefits manager) also did well.

The outperformance relative to larger companies may have been due to the fact that small cap stocks were cheaper than large cap stocks at the beginning of the period, as measured by price-earnings ratios relative to growth expectations. Over long periods of time in the past, for small companies and large companies these ratios averaged the same. Interestingly, despite the performance of the last six months in the category of growth stocks, small cap stocks continue to be valued more cheaply than large cap stocks.

At this time, the Fund has invested about 44% in the consumer discretionary sector, which is about twice the weighting in the Russell benchmark. That proved to be a good decision since these stocks performed well as the consumer led us out of the recent, more business-oriented recession. Going forward, these assets may be redirected more into technology if spending by businesses picks up. Currently, technology represents about 20% of the benchmark compared with our weighting of about 8%. The other major sector is healthcare, where the Fund's weighting is about 18%, which is similar to the benchmark. In regards to the Fund's portfolio as a whole, the median projected long term growth rate for earnings is 22%. The median price to earnings ratio is about 28. The estimated beta is 1.07.

FAIRPORT INTERNATIONAL EQUITY FUND
The graph below compares the change in value of a hypothetical $10,000 investment in the Fairport International Equity Fund with the performance of a similar investment in the MSCI EAFE Index.

Six Month:   4.94%*
1 Year: -16.03%
Average Annual Total Return Since Inception:  -2.82%
The period ended:  4/30/02
Fund inception:  07/01/99

               Fairport
               International     MSCI EAFE
               Equity Fund       Index
     6/30/99    $  10,000    $   10,000
     7/31/99        9,760        10,285
     8/31/99        9,620        10,311
     9/30/99        9,730        10,402
    10/31/99       10,230        10,780
    11/30/99       11,370        11,143
    12/31/99       12,701        12,133
     1/31/00       12,169        11,352
     2/29/00       13,172        11,646
     3/31/00       12,951        12,086
     4/28/00       12,339        11,438
     5/31/00       11,928        11,147
     6/30/00       12,619        11,571
     7/31/00       12,277        11,075
     8/31/00       12,458        11,160
     9/29/00       11,734        10,605
    10/31/00       11,533        10,344
    11/30/00       11,181         9,946
    12/31/00       11,761        10,288
     1/31/01       11,872        10,281
     2/28/01       11,022         9,502
     3/31/01       10,426         8,845
     4/30/01       10,982         9,441
     5/31/01       10,719         9,081
     6/29/01       10,335         8,697
     7/31/01       10,031         8,535
     8/31/01        9,728         8,304
     9/30/01        8,565         7,452
    10/31/01        8,788         7,640
    11/30/01        9,273         7,916
    12/31/01        9,424         7,962
     1/31/02        8,786         7,536
     2/28/02        8,684         7,579
     3/31/02        9,181         8,003
     4/30/02        9,221         8,002

* Unlike our Fund, the MSCI EAFE Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Morgan Stanley Capital International Europe, Australia, and Far East Index (The MSCI EAFE Index) is an index of developed markets. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The International Equity Fund holds a group of assets focused primarily on companies headquartered in developed markets such as Western Europe, Japan, Australia, Singapore, and Hong Kong. In this context, the Fund is structured with investments that are felt to have a competitive advantage while generally viewed as leaders in their respective industries. Strong fundamentals, customarily good behavior during economic downturns, and the benefit of global reach all lessen the influence of local economies. These rewards of global reach should be even more evident as the United States sees continued signs of recovery.

During the six months ended April 30, 2002, the International Equity Fund outperformed its benchmark MSCI EAFE Index en route to a positive 4.94% aggregate total return for the period. As reported in the last annual report to shareholders, the expected recovery of the global economies has materialized, although at a slightly more uneven pace. Despite a volatile start to January, improvements in the performance by the end of the first quarter of 2002 were owed primarily to increasing the weighting of Japan from 16% to 20%.

Through the first quarter of 2002, the haze of uncertainty that surrounded the investor community began to lift as signs of productivity growth in the U.S. signaled to the markets that the Federal Reserve Bank was finished easing interest rates for this cycle. Europe and Asia showed the first signs of re-inflation and responded favorably to the signs of recovery in the United States. Broad-based monetary and fiscal stimulus appeared to have done its job, and coupled with inventory building, the global markets reacted positively. As the first quarter of 2002 began to evolve, the Asian markets all experienced positive returns in excess of the rest of Europe and the Asia Pacific Region. In particular, Japanese auto manufacturers and retailers exceeded the Nikkei Index by nearly two times. The Fund was able to seize this opportunity through the purchase of Nissan and Toyota. At the same time, Europe began to stabilize and recover, particularly in Germany and the United Kingdom. In this case, the Fund used the increase in share prices to reduce some of the overweight exposure in the U.K. That cash was applied to countries that represented slower recoveries and to sectors that would perform as evidence of re-inflation of the Euro economy materialized. The Fund bought global industrials such as Siemens, a worldwide concern, which had previously been underperforming the rest of Europe while the U.S. economy was slow to recover. The anticipated rise in the Euro currency versus the U.S. dollar should lend upward support to the industrial sector, while the recovery in the U.S. will be crucial to the next up-tick in corporate profits for ADR's.

The current outlook for the International Equity Fund is to continue to focus the portfolio holdings in consumer cyclicals, industrials and basic materials. In the late part of the first quarter, the U.S. Dollar showed signs of weakening. By the early part of the second quarter it became clear that the U.S. economy was slowing as the positive effects of the inventory buildup of the previous two quarters began to abate. This event, along with a number of worldwide geo-political crises, has suppressed investor enthusiasm for the U.S. equity markets, which added in part to the rise of the Euro-Asian markets. However, the projected decline in the dollar, which should be fueled by continued purchases of global equities at the expense of the U.S., would at the same time help those companies in the U.S. and abroad that rely on a softer currency to augment overseas purchases and profits. In this regard, we believe the International Equity Fund could be poised to outperform its index and peers as it receives an extra kick from any positive performance of the U.S. markets. Once again, the Fund will focus on the next six months, and although they may prove uneven in the U.S., the current economic statistics continue to suggest that Europe and select parts of Asia will attract investors.

FAIRPORT GROWTH FUND
The graph below compares the change in value of a hypothetical $10,000 investment in the Fairport Growth Fund with the performance of a similar investment in the Russell 1000 Growth Index.

Six Month:   -5.22%*
1 Year: -23.10%
5 Year: -6.53%
Average Annual Total Return Since Inception:  3.13%
The period ended:  4/30/02
Fund inception:  07/01/93

            Russell 1000 Growth Index    Fairport Growth Fund
Date        Dollar Amt                   Dollar Amt
    07/01/93                     $ 10,000                  $ 10,000
    07/31/93                        9,821                    10,200
    08/31/93                       10,224                    10,640
    09/30/93                       10,148                    10,750
    10/31/93                       10,430                    11,090
    11/30/93                       10,361                    10,950
    12/31/93                       10,540                    11,340
    01/31/94                       10,784                    11,730
    02/28/94                       10,588                    11,840
    03/31/94                       10,076                    11,556
    04/30/94                       10,124                    11,847
    05/31/94                       10,277                    11,827
    06/30/94                        9,973                    11,536
    07/31/94                       10,314                    11,796
    08/31/94                       10,889                    12,237
    09/30/94                       10,740                    12,067
    10/31/94                       10,993                    12,298
    11/30/94                       10,642                    11,626
    12/31/94                       10,820                    12,159
    01/31/95                       11,051                    12,222
    02/28/95                       11,514                    12,620
    03/31/95                       11,851                    13,098
    04/30/95                       12,110                    13,327
    05/31/95                       12,532                    13,573
    06/30/95                       13,016                    14,135
    07/31/95                       13,557                    14,950
    08/31/95                       13,572                    14,885
    09/30/95                       14,197                    15,357
    10/31/95                       14,207                    14,532
    11/30/95                       14,759                    15,154
    12/31/95                       14,844                    14,993
    01/31/96                       15,340                    14,514
    02/29/96                       15,621                    15,200
    03/31/96                       15,641                    16,040
    04/30/96                       16,053                    16,584
    05/31/96                       16,613                    16,824
    06/30/96                       16,636                    16,385
    07/31/96                       15,661                    15,785
    08/31/96                       16,066                    16,505
    09/30/96                       17,235                    17,203
    10/31/96                       17,339                    16,897
    11/30/96                       18,641                    18,162
    12/31/96                       18,276                    18,076
    01/31/97                       19,558                    18,638
    02/28/97                       19,426                    18,556
    03/31/97                       18,374                    18,076
    04/30/97                       19,594                    18,404
    05/31/97                       21,009                    19,635
    06/30/97                       21,849                    20,623
    07/31/97                       23,782                    22,065
    08/31/97                       22,390                    21,830
    09/30/97                       23,492                    23,167
    10/31/97                       22,623                    22,135
    11/30/97                       23,584                    23,190
    12/31/97                       23,848                    23,082
    01/31/98                       24,561                    22,374
    02/28/98                       26,409                    23,504
    03/31/98                       27,461                    24,572
    04/30/98                       27,842                    24,286
    05/31/98                       27,051                    23,044
    06/30/98                       28,708                    23,938
    07/31/98                       28,518                    22,970
    08/31/98                       24,238                    18,786
    09/30/98                       26,100                    19,791
    10/31/98                       28,198                    20,425
    11/30/98                       30,343                    21,107
    12/31/98                       33,079                    22,129
    01/31/99                       35,021                    20,965
    02/28/99                       33,422                    19,612
    03/31/99                       35,182                    18,594
    04/30/99                       35,227                    19,292
    05/31/99                       34,144                    19,147
    06/30/99                       36,536                    19,409
    07/31/99                       35,375                    18,652
    08/31/99                       35,953                    18,041
    09/30/99                       35,197                    17,706
    10/31/99                       37,855                    18,550
    11/30/99                       39,895                    19,103
    12/31/99                       44,044                    20,482
    01/31/00                       41,979                    19,381
    02/29/00                       44,031                    20,543
    03/31/00                       47,184                    22,430
    04/30/00                       44,938                    22,414
    05/31/00                       42,673                    21,856
    06/30/00                       45,908                    23,426
    07/31/00                       43,993                    22,882
    08/31/00                       47,975                    25,282
    09/30/00                       43,436                    23,531
    10/31/00                       41,382                    22,550
    11/30/00                       35,282                    20,392
    12/31/00                       34,167                    20,160
    01/31/01                       36,528                    19,963
    02/28/01                       30,326                    17,186
    03/31/01                       27,026                    15,855
    04/30/01                       30,445                    17,071
    05/31/01                       29,998                    16,989
    06/30/01                       29,302                    16,644
    07/31/01                       28,569                    16,184
    08/31/01                       26,232                    15,050
    09/30/01                       23,614                    13,374
    10/31/01                       24,854                    13,851
    11/30/01                       27,242                    14,869
    12/31/01                       27,191                    15,214
     1/31/02                       26,709                    14,606
     2/28/02                       25,601                    13,817
     3/31/02                       26,487                    14,323
     4/30/02                       24,325                    13,127

*Unlike our Fund, the Russell 1000 Growth Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 1000 Growth Index is comprised of those companies within the 1000 largest companies in the Russell 3000 Index, with higher price-to-book ratios and higher forecasted growth values. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fairport Growth Fund seeks capital appreciation by investing in companies typically experiencing an improvement in profitability or acceleration in earnings growth relative to their history or other companies. We buy these stocks if we believe this improvement is not fully reflected in the stock price, which generally is determined by examining the price to earnings (P/E) ratio compared to the market and the history of that relationship. Most of the companies owned by the Fund are among the 1000 largest companies, as measured by stock market capitalization, and typically have been public for a number of years.

During the six months ended April 30, 2002, the Fund declined 5.22% in value, while its benchmark, the Russell 1000 Growth Index, declined 2.13%. Some of the better performing stocks included Express Scripts, Bed Bath & Beyond, Jones Apparel, Constellation Brands, Siebel Systems, TJX Companies, MBNA, and Cintas. Although the median return of stocks owned by the Growth Fund on October 31, 2001 increased about 3%, and 14 of the 52 stocks owned increased more than 20%, the weightings and magnitude of declines from certain holdings such as General Electric, Tyco, and Elan resulted in an overall negative return.

The relative performance of growth stocks is strongly influenced by investor confidence, since much of the worth of these types of stocks is a function of expected future outcomes. The last two reports to Fund shareholders described the blows to this confidence, which occurred within the context of a slowdown in the economy that became surprisingly persistent, lengthy, and widespread. From our point of view, a manifestation of that deterioration in confidence was a 30% decline in p/e ratios during the year ended October 31, 2001. Going forward, we feel confidence is unlikely to return to the euphoria of the late 1990's, but that a gradual accommodation of change more towards the positive side is to be expected. More importantly in the short run is the outlook for corporate profits. Only recently have estimates of future earnings by analysts returned to their August level in the aggregate. With the recovery in the U.S. economy now firmly established and gradually being accompanied by growth in Europe and Asia, earnings estimates soon should increase at an accelerating rate, which could help stock prices.

In the environment we see developing, an aggressive attitude towards the market is appropriate. While industrial stocks recently impaired performance, we will continue to emphasize this area and probably add to holdings. Technology was a synonym for growth in the past, but currently is under weighted and likely to remain so until worldwide economic growth is more robust. Although our overemphasis on healthcare stocks while the economy was soft did not work out as expected for a number of reasons, this sector will remain significant because of the persistency of growing demand. Our overemphasis in consumer discretionary stocks definitely worked well during the period and may be moderated if the expected improvement in the more cyclical sectors of the economy occurs. Overall, at this time, the median growth rate of stocks in the portfolio is about 19%. The p/e is about 27. The beta, or theoretical measure of volatility, stands at 1.17 (for comparison, the S&P500 Index is 1.00).

FAIRPORT GROWTH & INCOME FUND
The graph below compares the change in value of a hypothetical $10,000 investment in the Fairport Growth and Income Fund with the performance of a similar investment in the Russell 1000 Value Index.

Six Month:   10.54%*
1 Year: -5.79%
5 Year: -2.38%
Average Annual Total Return Since Inception:  7.73%
The period ended:  4/30/02
Fund inception:  07/01/93

                Russell 1000 Value Index     Fairport Growth and Income Fund
Date            Dollar Amt                   Dollar Amt
6/30/93                   $ 10,000                        $ 10,000
7/31/93                    10,112                          10,030
8/31/93                    10,477                          10,340
9/30/93                    10,494                          10,247
10/31/93                   10,486                          10,398
11/30/93                   10,270                          10,247
12/31/93                   10,465                          10,894
1/31/94                    10,861                          10,945
2/28/94                    10,490                          10,551
3/31/94                    10,099                          10,682
4/30/94                    10,293                          10,945
5/31/94                    10,412                          10,626
6/30/94                    10,162                          10,900
7/31/94                    10,478                          11,225
8/31/94                    10,780                          10,777
9/30/94                    10,422                          10,889
10/31/94                   10,567                          10,420
11/30/94                   10,140                          10,562
12/31/94                   10,257                          10,693
1/31/95                    10,573                          10,940
2/28/95                    10,991                          11,444
3/31/95                    11,232                          11,696
4/30/95                    11,587                          11,746
5/31/95                    12,074                          12,212
6/30/95                    12,238                          12,281
7/31/95                    12,664                          12,541
8/31/95                    12,843                          12,603
9/30/95                    13,307                          12,978
10/31/95                   13,175                          12,780
11/30/95                   13,843                          13,487
12/31/95                   14,190                          13,780
1/31/96                    14,633                          14,075
2/29/96                    14,743                          14,096
3/31/96                    14,994                          14,191
4/30/96                    15,051                          14,149
5/31/96                    15,240                          14,317
6/30/96                    15,252                          14,363
7/31/96                    14,676                          13,749
8/31/96                    15,095                          14,236
9/30/96                    15,695                          14,987
10/31/96                   16,302                          15,051
11/30/96                   17,484                          16,141
12/31/96                   17,261                          16,225
1/31/97                    18,098                          16,558
2/28/97                    18,364                          16,811
3/31/97                    17,704                          16,409
4/30/97                    18,447                          17,167
5/31/97                    19,478                          18,430
6/30/97                    20,313                          19,306
7/31/97                    21,841                          20,353
8/31/97                    21,063                          19,881
9/30/97                    22,336                          20,870
10/31/97                   21,712                          20,560
11/30/97                   22,672                          21,503
12/31/97                   23,334                          21,143
1/31/98                    23,004                          20,900
2/28/98                    24,552                          22,754
3/31/98                    26,054                          23,495
4/30/98                    26,228                          23,227
5/31/98                    25,839                          22,293
6/30/98                    26,171                          22,115
7/31/98                    25,709                          21,437
8/31/98                    21,883                          18,203
9/30/98                    23,139                          18,714
10/31/98                   24,931                          20,312
11/30/98                   26,093                          21,411
12/31/98                   26,981                          22,471
1/31/99                    27,196                          21,525
2/28/99                    26,813                          20,972
3/31/99                    27,367                          20,553
4/30/99                    29,924                          22,471
5/31/99                    29,595                          22,187
6/30/99                    30,454                          23,281
7/31/99                    29,562                          22,822
8/31/99                    28,465                          20,864
9/30/99                    27,470                          19,729
10/31/99                   29,053                          20,094
11/30/99                   28,826                          19,756
12/31/99                   28,964                          19,802
1/31/00                    28,019                          18,773
2/29/00                    25,938                          17,930
3/31/00                    29,102                          19,347
4/30/00                    28,764                          19,262
5/31/00                    29,066                          19,279
6/30/00                    27,738                          18,640
7/31/00                    28,085                          18,978
8/31/00                    29,646                          19,925
9/30/00                    29,919                          20,315
10/31/00                   30,655                          20,551
11/30/00                   29,518                          20,213
12/31/00                   30,997                          21,385
1/31/01                    31,114                          20,750
2/28/01                    30,249                          20,493
3/31/01                    29,182                          19,600
4/30/01                    30,612                          20,493
5/31/01                    31,300                          20,750
6/30/01                    30,605                          19,771
7/31/01                    30,541                          19,719
8/31/01                    29,316                          18,996
9/30/01                    27,253                          17,344
10/31/01                   27,018                          17,465
11/30/01                   28,588                          18,598
12/31/01                   29,263                          19,114
1/31/02                    29,037                          18,908
2/28/02                    29,084                          19,183
3/31/02                    30,459                          20,078
4/30/02                    29,415                          19,304

*Unlike our Fund, the Russell 1000 Value Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 1000 Value Index is comprised of those companies within the 1000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fairport Growth and Income Fund's objective is capital appreciation and current income. The investment policy is to invest in a diversified portfolio of common stocks that have been researched by our own staff and offer reasonable valuation based on price/earnings, book value and cash flows.

The past six months continued to be a difficult time in the equity markets. In 2001, concerns over a slowing economy, rising unemployment, earnings disappointments, profit warnings, and the tragic events of September 11th added to the uncertainty and volatility in the markets. This has carried over into 2002 as the War on Terrorism has only just begun and threats of future terrorist acts remain. Throughout these uncertain times, we have held to our disciplines and maintained a diversified approach to our investment style. Holding approximately 50 stocks, we have been able to spread risk across the portfolio and maintain exposure to various sectors of the economy.

For the six months ended April 30, 2002, the Growth & Income Fund provided solid performance with an aggregate return of 10.54%, while outperforming its benchmark, the Russell 1000 Value Index, which returned 8.87% during the period. The Fund made adjustments during this time in taking opportunities to re-position the portfolio to one that should benefit from a stronger economy. We continued our emphasis on consumer discretionary by taking new positions in Black & Decker, Cendant and Waste Management. In addition to the existing holdings of Fortune Brands, Liz Claiborne, Lowe's, Mattel, Talbot's and Target Stores, this provides a diverse mix within the sector, which currently stands at an overweight position relative to our benchmark. The overall portfolio benefited from its increased exposure to consumer discretionary, as this was one of the strongest performing sectors in the Fund for the six months ending April 30, 2002.

We added balance to the portfolio by maintaining an overweight position in healthcare, as well as consumer staples, both of which were also strong performers for the period. We have increased our position in the producer durables sector through additions of companies such as Emerson Electric and Honeywell International. The portfolio also has a fair amount of exposure to other cyclicals such as paper stocks, chemical and specialty chemical companies through its holdings in companies such as Boise Cascade, Alcoa, Minnesota Mining & Manufacturing and OM Group. Most recently we have moved to an overweight position in the materials & processing sector by adding specialty-packaging company Pactiv and wood-products company Weyerhaeuser.

We also maintain a fair amount of exposure to a diverse group of holdings within the finance sector, currently at an underweight position. Recent additions within this sector include H&R Block and information-processing services company, DST Systems. We continue to maintain exposure to energy and utilities, although currently at underweight positions. We may gradually increase our weighting of these sectors as demand rises due to increased economic activity. Although the Fund is currently under-weighted in technology holding companies such as IBM, we additionally hold Raytheon which gives us further exposure within technology to defense electronics. We anticipate increasing our exposure in technology to a benchmark weighting as opportunities develop.

Looking forward, we believe the outlook for economic recovery is promising. The current portfolio, as discussed above, combines balance with diverse cyclical exposure and is positioned to take advantage of the economic upturn that lies ahead.

FAIRPORT GOVERNMENT SECURITIES FUND
The graph below compares the change in value of a hypothetical $10,000 investment in the Fairport Government Securities Fund with the performance of a similar investment in the Lehman Government Index. The Fund has selected the Lehman Government Index to replace the Lehman U.S. Government/Credit Intermediate Bond Index as the Fund's proper benchmark. The Lehman Government Index is considered a widely used and more appropriate index for the Fund, particularly in regards to the Index bias of Government Securities versus Corporate Bonds which is more in line with the Fund's portfolio composition.

Six Month:   -1.57%*
1 Year: 6.78%
5 Year: 6.46%
Average Annual Total Return Since Inception:  5.33%
The period ended:  4/30/02
Fund inception:  07/01/93

            Fairport Government
            Securities Fund            Lehman Gov. Bond Index
Date        Dollar Amt               Dollar Amt
      7/1/93                $  10,000                   $  10,000
     7/31/93                   10,000                      10,061
     8/31/93                   10,230                      10,286
     9/30/93                   10,304                      10,325
    10/31/93                   10,304                      10,364
    11/30/93                   10,173                      10,250
    12/31/93                   10,213                      10,290
     1/31/94                   10,346                      10,431
     2/28/94                   10,059                      10,210
     3/31/94                    9,762                       9,980
     4/30/94                    9,649                       9,902
     5/31/94                    9,638                       9,889
     6/30/94                    9,591                       9,866
     7/31/94                    9,748                      10,048
     8/31/94                    9,769                      10,050
     9/30/94                    9,590                       9,908
    10/31/94                    9,558                       9,901
    11/30/94                    9,505                       9,882
    12/31/94                    9,550                       9,943
     1/31/95                    9,733                      10,128
     2/28/95                    9,980                      10,346
     3/31/95                   10,026                      10,411
     4/30/95                   10,170                      10,547
     5/31/95                   10,597                      10,972
     6/30/95                   10,672                      11,056
     7/31/95                   10,628                      11,016
     8/31/95                   10,738                      11,145
     9/30/95                   10,823                      11,252
    10/31/95                   10,968                      11,424
    11/30/95                   11,135                      11,602
    12/31/95                   11,260                      11,766
     1/31/96                   11,350                      11,838
     2/29/96                   11,171                      11,597
     3/31/96                   11,066                      11,500
     4/30/96                   10,989                      11,427
     5/31/96                   10,955                      11,408
     6/30/96                   11,078                      11,555
     7/31/96                   11,093                      11,584
     8/31/96                   11,080                      11,558
     9/30/96                   11,234                      11,750
    10/31/96                   11,471                      12,008
    11/30/96                   11,647                      12,217
    12/31/96                   11,521                      12,092
     1/31/97                   11,545                      12,106
     2/28/97                   11,553                      12,122
     3/31/97                   11,423                      11,994
     4/30/97                   11,569                      12,167
     5/31/97                   11,668                      12,272
     6/30/97                   11,777                      12,410
     7/31/97                   12,046                      12,762
     8/31/97                   11,949                      12,636
     9/30/97                   12,096                      12,826
    10/31/97                   12,246                      13,048
    11/30/97                   12,272                      13,115
    12/31/97                   12,386                      13,252
     1/31/98                   12,575                      13,450
     2/28/98                   12,521                      13,413
     3/31/98                   12,536                      13,452
     4/30/98                   12,588                      13,512
     5/31/98                   12,705                      13,651
     6/30/98                   12,796                      13,806
     7/31/98                   12,810                      13,827
     8/31/98                   13,120                      14,187
     9/30/98                   13,583                      14,570
    10/31/98                   13,545                      14,520
    11/30/98                   13,467                      14,525
    12/31/98                   13,494                      14,557
     1/31/99                   13,546                      14,642
     2/28/99                   13,240                      14,294
     3/31/99                   13,347                      14,350
     4/30/99                   13,384                      14,382
     5/31/99                   13,234                      14,256
     6/30/99                   13,165                      14,227
     7/31/99                   13,193                      14,206
     8/31/99                   13,178                      14,206
     9/30/99                   13,259                      14,322
    10/31/99                   13,262                      14,344
    11/30/99                   13,235                      14,325
    12/31/99                   13,170                      14,232
     1/31/00                   13,092                      14,252
     2/29/00                   13,178                      14,455
     3/31/00                   13,381                      14,709
     4/28/00                   13,318                      14,668
     5/31/00                   13,344                      14,677
     6/30/00                   13,590                      14,939
     7/31/00                   13,684                      15,084
     8/31/00                   13,847                      15,307
     9/29/00                   13,967                      15,350
    10/31/00                   14,048                      15,497
    11/30/00                   14,259                      15,802
    12/31/00                   14,506                      16,117
     1/31/01                   14,710                      16,279
     2/28/01                   14,846                      16,465
     3/31/01                   14,941                      16,522
     4/30/01                   14,818                      16,354
     5/31/01                   14,855                      16,408
     6/29/01                   14,905                      16,483
     7/31/01                   15,271                      16,879
     8/31/01                   15,444                      17,088
     9/28/01                   15,681                      17,385
    10/31/01                   16,076                      17,834
    11/30/01                   15,775                      17,434
    12/31/01                   15,640                      17,283
     1/31/02                   15,707                      17,395
     2/28/02                   15,857                      17,555
     3/31/02                   15,509                      17,174
     4/30/02                   15,823                      17,583

*Unlike our Fund, the Lehman Government Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Lehman Government Index consists of U.S. Government and corporate bonds with maturities of one year or more and outstanding par value of at least $150 million. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The lack of investor enthusiasm for U.S. equities has found a beneficiary in the bond markets. Through the first quarter of 2002, the Government Securities Fund held steady as evidence gathered that the U.S. was coming out of recession. By the time the first quarter finished, the consensus was that the Federal Reserve Bank had finished easing for the current cycle. So, one question facing the Fund was how to respond to an intensifying outlook for the Federal Reserve Bank to tighten. As with other interest rate cycles of the past, the current rate environment is responding less to the signs of re-inflation of the U.S. economy and more to the geopolitical events that are undermining the equity markets with a cloud of uncertainty. Perhaps the real question isn't whether, but when, rates will respond to stronger growth.

Signs of economic strength began to appear in the fourth quarter as shrunken inventories prompted a sudden and reasonably strong productivity reaction. Factory orders, industrial production and capacity utilization indicators began to move higher along with the outlook for the general economy. Housing was still strong with the aid of low interest rates and the conflict in Afghanistan was showing promising results. Since the interest rate markets often anticipate moves by the Federal Reserve Bank, rates rose on the back of consumer activity. Then, as the recovery gathered strength into the first quarter, interest rates began to decline as the first burst of activity prompted by inventory buildup began to subside. As the quarter progressed, the Fund took this opportunity of a quick decline in rates to move cash from Treasury holdings into mortgage backed securities, primarily Ginnie Mae's. Part of the reason for this move was to increase the defensive posture of the Fund in anticipation of stronger growth and rising interest rates. However, the move was also a way to reduce exposure to Treasuries which tend to underperform the bond markets on a relative basis at late stages of interest rate cycles. Ginnie Mae's offered everything Treasury Bonds offered, including a full faith guarantee of the U.S. government, but with a generous spread.

The overall shift to a defensive posture in the Fund has continued, finding opportunities as the markets have reacted to economic and external events. Although it may currently appear that the economy is threatened with a double dip of recession, the evidence doesn't support this notion. In spite of the turmoil in the equity markets, there continue to be signs of strength. Factory orders are still rising and the Index of Leading Indicators has risen for six months in a row now (Customarily, this index needs only to rise three months in a row to signal expanding economic activity). Durable goods orders are strengthening and the outlook for a weaker dollar and rising commodity prices should benefit future earnings. Although the employment market may still need a few more months to unwind, the consumer is surprisingly busy. At the time of this report, consumer confidence rose for the first time in three months. Because of lingering soft spots in the economy and the air of impending crisis, investors seem to be paralyzed. What the interest rate and equity markets lack is clarity, and there's a saying that "everybody goes crazy simultaneously and comes to his or her senses one at a time".

The Fund will continue to anticipate a recovery, not only in the markets, but also in the psychology that helps to drive them. This strengthening, and the inevitable tightening that will follow, points to a common view for the interest rate markets in particular; that mortgages, agencies and other high quality spreads will be the beneficiaries of what is already a deteriorating cyclical outlook for Treasuries. The long- term bond investor should ride down the yield curve with premium income and secure assets.


Fairport Emerging Growth Fund
Schedule of Investments
April 30, 2002 (Unaudited)

COMMON STOCKS - 89.62%                                               Shares                         Value

Abrasive Asbestos & Misc Nonmetallic Mineral Products - 0.97%
Cabot Microelectronics Corp.*                                            1,900                      $     92,910
                                                                                              -------------------

Arrangement Of Transportation Of Freight & Cargo - 3.79%
C.H. Robinson Worldwide, Inc.                                            6,000                           188,820
Expeditors International Of Washington, Inc.                             3,000                           173,610
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         362,430
                                                                                              -------------------

Biological Products (No Diagnostic Substances) - 4.10%
Gilead Sciences, Inc.*                                                   6,400                           199,168
IDEC Pharmaceuticals Corp. *                                             3,500                           192,325
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         391,493
                                                                                              -------------------

Broadwoven Fabric Mils, Man Made Fiber & Silk - 1.00%
Albany International Corp. - Class A                                     3,800                            95,684
                                                                                              -------------------

Carpets And Rugs - 1.35%
Mohawk Industries, Inc.                                                  2,000                           128,660
                                                                                              -------------------

Cigarettes - 0.89%
Vector Group Ltd                                                         4,000                            84,600
                                                                                              -------------------

Electromedical & Electrotherapeutic Apparatus - 1.00%
Endocare, Inc.                                                           5,000                            95,950
                                                                                              -------------------

Electromedical &Eletrotherapeutic Apparatus - 2.72%
Varian Medical Systems, Inc.                                             6,000                           260,100
                                                                                              -------------------

Electronic Components & Accessories - 1.01%
Silicon Image, Inc.                                                     10,000                            96,500
                                                                                              -------------------

Industrial Inorganic Chemicals - 1.40%
OM Group, Inc.                                                           2,000                           133,500
                                                                                              -------------------

Insurance Agents Brokers & Services - 3.73%
Brown & Brown, Inc.                                                      5,200                           172,640
Hilb, Rogal, and Hamilton Co.*                                           5,000                           183,900
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         356,540
                                                                                              -------------------

Investment Advice - 1.53%
Eaton Vance Corp.                                                        4,000                           146,120
                                                                                              -------------------

Laboratory Analytical Instruments - 1.21%
Mettler Toledo International, Inc.*                                      3,000                           115,350
                                                                                              -------------------

Fairport Emerging Growth Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 89.62% - continued                                   Shares                         Value

Leather & Leather Products - 2.93%
Coach, Inc.*                                                             5,000                         $ 280,000
                                                                                              -------------------

Mortgage Bankers & Loan Correspondents - 1.83%
Doral Financial Corp.                                                    5,000                           174,700
                                                                                              -------------------

Ophthalmic Goods - 1.10%
Ocular Sciences, Inc.                                                    3,500                           104,825
                                                                                              -------------------

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.98%
Invacare Corp.*                                                          3,200                           121,024
Respironics, Inc.*                                                       5,000                           163,950
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         284,974
                                                                                              -------------------

Printed Circuit Boards - 0.11%
Sanmina Corp.*                                                           1,000                            10,400
                                                                                              -------------------

Pumps & Pumping Equipment - 1.08%
Flowserve Corp.                                                          3,000                           103,500
                                                                                              -------------------

Retail - Eating Places - 10.20%
Applebees International, Inc.                                            4,950                           193,248
Cheesecake Factory, Inc.*                                                7,500                           312,225
P.F. Changs China Bistro, Inc.*                                          6,000                           217,350
Ruby Tuesday, Inc.                                                      10,000                           251,200
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         974,023
                                                                                              -------------------

Retail - Hobby, Toy & Game Shops - 1.48%
Michaels Stores, Inc.                                                    3,500                           141,575
                                                                                              -------------------

Retail - Miscellaneous Shopping Goods Stores - 2.53%
Barnes and Noble, Inc.*                                                  8,000                           241,760
                                                                                              -------------------

Retail - Women's Clothing Stores - 7.87%
Chico's Fasions, Inc.                                                   15,000                           541,200
Too, Inc.*                                                               7,000                           211,050
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         752,250
                                                                                              -------------------

Retail - Auto & Home Supply Stores - 2.03%
O Reilly Automotive, Inc.                                                6,000                           194,340
                                                                                              -------------------

Fairport Emerging Growth Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 89.62% - continued                                   Shares                         Value

Semiconductors & Related Devices - 3.22%
Avanex Corp. - Class A*                                                 10,200                          $ 32,130
Elantec Semiconductor, Inc.*                                             1,600                            66,144
Genesis Microchip, Inc.*                                                 2,500                            60,025
Intersil Holding Corp. - Class A*                                        4,000                           107,400
Power Integrations, Inc.*                                                2,000                            42,300
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         307,999
                                                                                              -------------------

Services - Computer Programming Services - 1.00%
EPIQ Systems, Inc.*                                                      5,600                            95,480
                                                                                              -------------------

Services - Educational Services - 7.60%
Apollo Group, Inc. Class A*                                             11,250                           431,325
Corinthian Colleges, Inc.*                                               5,000                           294,450
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         725,775
                                                                                              -------------------

Services - Equipment Rental & Leasing - 1.34%
United Rentals, Inc.*                                                    5,000                           127,500
                                                                                              -------------------

Services - Help Supply Services - 1.68%
Administaff, Inc.                                                        7,000                           160,650
                                                                                              -------------------

Services - Personal Services - 2.20%
Regis Corp.                                                              7,000                           210,420
                                                                                              -------------------

Services - Prepackaged Software - 2.21%
Hyperion Solutions Corp.*                                                5,000                           117,000
Internet Security Systems, Inc.*                                         4,800                            94,080
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         211,080
                                                                                              -------------------

Services - Racing, Including Track Operation - 4.97%
International Speedway Corp.*                                            3,000                           129,000
Penn National Gaming, Inc.*                                              9,000                           345,960
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         474,960
                                                                                              -------------------

Services - Specialty Facilities - 3.20%
Caremark Rx, Inc.*                                                       8,000                           172,000
Orthodontic Centers of America, Inc.*                                    5,000                           133,250
                                                                                              -------------------
                                                                                              -------------------
                                                                                                         305,250
                                                                                              -------------------

Services - Specialty Outpatient Facilities - 1.72%
Express Scripts, Inc. Class A*                                           2,600                           164,346
                                                                                              -------------------

Wholesale - Drug Proprietaries & Druggists Sundries - 1.64%
Syncor International, Inc.*                                              5,000                           156,300
                                                                                              -------------------

Fairport Emerging Growth Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued


TOTAL COMMON STOCKS (Cost $8,345,928)                                                                $ 8,561,944
                                                                                              -------------------

                                                                     Shares                         Value

Investment Companies / Unit Investment Trusts - 4.86%
iShares Russell 2000 Growth Index Fund (Cost $470,064)                   8,400                           464,100
                                                                                              -------------------


                                                                    Principal
                                                                     Amount                          Value
Money Market Securities - 2.87%
Firstar Treasury Fund, 1.15%, (a) (Cost $274,865)                      274,865                           274,865
                                                                                              -------------------

TOTAL INVESTMENTS (Cost $9,090,857) - 97.35%                                                       $   9,300,909
                                                                                              -------------------

Cash and other assets less liabilities - 2.65%                                                           253,067
                                                                                              -------------------

TOTAL NET ASSETS - 100.00%                                                                         $   9,553,976
                                                                                              ===================

*Non-income producing
(a) Variable rate security; the coupon rate shown represents the rate at April
30, 2002.

Fairport International Equity Fund
Schedule of Investments
April 30, 2002 (Unaudited)

COMMON STOCKS - 99.68%                                             Shares                          Value

AUSTRALIA - 2.53%
Newspapers:  Publishing Or Publishing & Printing - 1.33%
The News Corp. Ltd. (a)                                                 5,500                       $ 145,090
                                                                                             -----------------
                                                                                             -----------------
Steel Works, Blast Furnaces, Rolling Mills (Coke Ovens) - 1.20%
BHP Billiton Ltd. (a)                                                  11,357                         131,173
                                                                                             -----------------
                                                                                             -----------------

CANADA - 1.28%
National Commercial Banks - 1.28%
RBC Financial Group (a)                                                 4,000                         139,920
                                                                                             -----------------
                                                                                             -----------------

DENMARK - 1.08%
Drugs - Drug Manufacturers - 1.08%
Novo-Nordisk A/S  (a)                                                   4,000                         117,440
                                                                                             -----------------
                                                                                             -----------------

FINLAND - 2.96%
Paper Mills - 1.62%
UPM-Kymmene Corp. (a)                                                   5,000                         177,200
                                                                                             -----------------
                                                                                             -----------------
Radio & TV Broadcasting & Communications Equipment - 1.34%
Nokia Corp. (a)                                                         9,000                         146,340
                                                                                             -----------------
                                                                                             -----------------

FRANCE - 16.49%
Auto Manufacturers - 1.82%
PSA Peugeot Citroen S.A. (a)                                            4,000                         198,956
                                                                                             -----------------
                                                                                             -----------------
Chemicals & Allied Products - 1.86%
Aventis S.A. (a)                                                        2,875                         203,119
                                                                                             -----------------
                                                                                             -----------------
Electronic & Other Electrical Equipment & Components - 2.07%
Koninklijke Philips Electronics N.V. (a)                                7,296                         226,249
                                                                                             -----------------
                                                                                             -----------------
Food & Kindred Products - 1.09%
Groupe Danone (a)                                                       4,500                         118,845
                                                                                             -----------------
                                                                                             -----------------
Heavy Construction Other Than Building Construction - Contractors - 2.22%
Bouygues Offshore S.A. (a)                                             11,000                         242,000
                                                                                             -----------------
                                                                                             -----------------
Household Audio & Video Equipment - 1.50%
Thomson Multimedia S.A. (a)                                             6,000                         163,500
                                                                                             -----------------
                                                                                             -----------------
Life Insurance - 1.37%
AXA (a)                                                                 7,000                         149,800
                                                                                             -----------------
                                                                                             -----------------
National Commercial Banks - 1.44%
BNP Paribas (a)                                                         6,000                         156,787
                                                                                             -----------------
                                                                                             -----------------
Petroleum Refining - 3.12%
Total Fina Elf S.A. (a)                                                 4,500                         340,695
                                                                                             -----------------
                                                                                             -----------------

GERMANY - 9.20%
Electric & Other Services Combined - 0.05%
RWE AG (a)                                                                140                           5,298
                                                                                             -----------------
                                                                                             -----------------
Electric Services - 3.37%
E. ON AG (a)                                                            7,000                         367,500
                                                                                             -----------------
                                                                                             -----------------

Fairport International Equity Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 99.68% - continued                                 Shares                          Value

GERMANY - continued - 9.20%
Electronic & Other Electrical Equipment & Components - 1.68%
Siemens AG (a)                                                          3,000                       $ 183,000
                                                                                             -----------------
                                                                                             -----------------
Insurance Agents, Brokers & Services - 1.08%
Allianz AG (a) *                                                        5,000                         118,500
                                                                                             -----------------
                                                                                             -----------------
National Commercial Banks - 3.02%
Deutsche Bank AG (a)                                                    5,000                         329,250
                                                                                             -----------------
                                                                                             -----------------

HONG KONG - 2.27%
Services - Business Services - 1.21%
Hutchinson Whampoa, Ltd. (a)                                            3,000                         131,745
                                                                                             -----------------
                                                                                             -----------------
Wireless Communication Services - 1.06%
China Mobile Ltd. (a) *                                                 7,000                         116,270
                                                                                             -----------------
                                                                                             -----------------

ITALY - 3.01%
Petroleum Refining - 3.01%
ENI S.p.A. (a)                                                          4,300                         328,391
                                                                                             -----------------
                                                                                             -----------------

JAPAN - 18.92%
Auto Manufacturers - 1.43%
Nissan Motor Co., Ltd. (a)                                             10,000                         155,800
                                                                                             -----------------
                                                                                             -----------------
Electronic & Other Electrical Equipment & Components - 3.29%
Hitachi, Ltd (a)                                                        2,500                         187,900
Kyocera Corp. (a)                                                       2,500                         171,025
                                                                                             -----------------
                                                                                             -----------------
                                                                                                      358,925
                                                                                             -----------------
                                                                                             -----------------
Household Audio & Video Equipment - 3.89%
Pioneer Corp. (a)                                                       5,000                          99,100
Sony Corp. (a)                                                          6,000                         325,200
                                                                                             -----------------
                                                                                             -----------------
                                                                                                      424,300
                                                                                             -----------------
                                                                                             -----------------
Motor Vehicles & Passenger Car Bodies - 3.26%
Honda Motor Co., Ltd. (a)                                               6,000                         136,140
Toyota Motor Corp. (a)                                                  4,000                         219,320
                                                                                             -----------------
                                                                                             -----------------
                                                                                                      355,460
                                                                                             -----------------
                                                                                             -----------------
Photographic Equipment & Supplies - 3.73%
Canon, Inc. (a)                                                         7,775                         302,136
Fuji Photo Film Co., Ltd. (a)                                           3,340                         105,544
                                                                                             -----------------
                                                                                             -----------------
                                                                                                      407,680
                                                                                             -----------------
                                                                                             -----------------
Retail - Miscellaneous General Merchandise Stores - 1.58%
Ito-Yokado Co., Ltd. (a)                                                3,500                         172,900
                                                                                             -----------------
                                                                                             -----------------
Telecommunication - 1.74%
NTT DoCoMo, Inc. (a)                                                    3,000                         190,230
                                                                                             -----------------
                                                                                             -----------------





Fairport International Equity Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 99.68% - continued                                 Shares                          Value

NETHERLANDS - 8.70%
Leather & Leather Products - 1.78%
Gucci Group N.V.  (a)                                                   2,000                       $ 193,640
                                                                                             -----------------
                                                                                             -----------------
Life Insurance - 2.53%
ING Groep N.V. (a)                                                     10,500                         276,570
                                                                                             -----------------
                                                                                             -----------------
Miscellaneous Publishing - 1.52%
Elsevier N.V. (a)                                                       6,000                         166,320
                                                                                             -----------------
                                                                                             -----------------
Petroleum Refining - 2.87%
Royal Dutch Petroleum Co. (b)                                           6,000                         313,560
                                                                                             -----------------
                                                                                             -----------------

NORWAY - 1.79%
Crude Petroleum & Natural Gas - 1.79%
Norsk Hydro ASA (a)                                                     4,000                         194,920
                                                                                             -----------------
                                                                                             -----------------

SINGAPORE - 0.85%
National Commercial Banks - 0.85%
DBS Group Holdings Ltd. (a)                                             3,000                          92,730
                                                                                             -----------------
                                                                                             -----------------

SPAIN - 3.12%
Electric Services - 0.88%
Endesa S.A. (a)                                                         6,355                          96,151
                                                                                             -----------------
                                                                                             -----------------
National Commercial Banks - 1.18%
Banco Bilbao Vizcaya Argentaria, S.A. (a)                              11,000                         129,030
                                                                                             -----------------
                                                                                             -----------------
Telecommunications - 1.06%
Telefonica, S.A. (a)                                                    3,570                         115,347
                                                                                             -----------------
                                                                                             -----------------

SWITZERLAND - 6.22%
Food & Kindred Products - 1.63%
Nestle S.A. (a)                                                         3,000                         177,302
                                                                                             -----------------
                                                                                             -----------------
National Commercial Banks - 2.00%
UBS AG (a)                                                              4,500                         218,205
                                                                                             -----------------
                                                                                             -----------------
Pesticides & Agricultural Chemicals - 0.67%
Syngenta AG (a) *                                                       6,000                          73,500
                                                                                             -----------------
                                                                                             -----------------
Pharmaceutical Preparations - 1.92%
Novartis AG (a)                                                         5,000                         209,850
                                                                                             -----------------
                                                                                             -----------------

SWEDEN - 0.90%
Household Appliances - 0.90%
Electrolux AB (a)                                                       3,000                          98,070
                                                                                             -----------------
                                                                                             -----------------

UNITED KINGDOM - 20.36%
Agriculture Chemicals - 0.57%
Anglo American Plc  (a)                                                 4,000                          62,600
                                                                                             -----------------
                                                                                             -----------------
Beverages (Alcoholic) - 1.45%
Diageo Plc (a)                                                          3,000                         158,550
                                                                                             -----------------
                                                                                             -----------------

Fairport International Equity Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 99.68% - continued                                 Shares                          Value

UNITED KINGDOM - continued - 20.36%
Bottled & Canned Soft Drinks & Carbonated Waters - 1.55%
Cadbury Schweppes Plc (a)                                               5,500                       $ 169,840
                                                                                             -----------------
                                                                                             -----------------
Food & Kindred Products - 1.67%
Unilever Plc (a)                                                        5,000                         182,750
                                                                                             -----------------
                                                                                             -----------------
Metal Mining - 1.39%
Rio Tinto Plc  (a)                                                      2,000                         151,300
                                                                                             -----------------
                                                                                             -----------------
National Commercial Banks - 5.18%
Abbey National Plc (a)                                                  5,000                         159,356
Barclays Plc (a)                                                        2,000                         285,700
HSBC Holdings Plc (a)                                                   2,000                         120,020
                                                                                             -----------------
                                                                                             -----------------
                                                                                                      565,076
                                                                                             -----------------
                                                                                             -----------------
Petroleum Refining - 2.79%
BP Plc (a)                                                              6,000                         304,800
                                                                                             -----------------
                                                                                             -----------------
Pharmaceutical Preparations - 2.12%
GlaxoSmithKline Plc (a)                                                 4,812                         231,217
                                                                                             -----------------
                                                                                             -----------------
Radio Telephone Communications - 1.71%
Vodafone Group Plc (a)                                                 11,500                         186,300
                                                                                             -----------------
                                                                                             -----------------
Services - General Medical & Surgical Hospitals - 1.00%
AMVESCAP Plc (a)                                                        5,000                         108,750
                                                                                             -----------------
                                                                                             -----------------
Tobacco - 0.93%
British American Tobacco Plc (a)                                        5,000                         101,500
                                                                                             -----------------
                                                                                             -----------------


TOTAL COMMON STOCKS (Cost $11,751,757)                                                           $ 10,880,241
                                                                                             -----------------
                                                                                             -----------------


Investment Companies / Unit Investment Trusts - 2.13%
iShares MSCI German Index Fund                                          5,000                          74,450
iShares MSCI Japan Index Fund                                          10,000                          84,400
iShares MSCI United Kingdom Index Fund                                  5,000                          73,750
                                                                                             -----------------
                                                                                             -----------------
TOTAL INVESTMENT COMPANIES/UNIT INVESTMENT TRUST (Cost $222,450)                                      232,600
                                                                                             -----------------
                                                                                             -----------------


TOTAL INVESTMENTS - 101.81% (Cost $11,974,207)                                                   $ 11,112,841
                                                                                             -----------------
                                                                                             -----------------

Liabilities in excess of other assets - (1.81)%                                                      (198,161)
                                                                                             -----------------
                                                                                             -----------------

TOTAL NET ASSETS - 100.00%                                                                       $ 10,914,680
                                                                                             =================
                                                                                             =================


* Non-income producing
(a) American Depository Receipt/American Depository Shares
(b) New York Registry

Fairport Growth Fund
Schedule of Investments
April 30, 2002 (Unaudited)

COMMON STOCKS - 97.89%                                                Shares                       Value

Abrasive Asbestos & Misc Nonmetallic Mineral Products  - 0.92%
Cabot Microelectronics Corp.*                                             3,200                       $ 156,480
                                                                                            --------------------

Advertising - 1.79%
Omnicom Group, Inc.                                                       3,500                         305,340
                                                                                            --------------------

Beverages - 6.38%
Constellation Brands, Inc. - Class A*                                     4,700                         283,880
Pepsi Bottling Group, Inc.                                               10,000                         286,400
PepsiCo, Inc.                                                            10,000                         519,000
                                                                                            --------------------
                                                                                            --------------------
                                                                                                      1,089,280
                                                                                            --------------------

Computer Communication Equipment - 2.14%
Cisco Systems, Inc.*                                                     25,000                         366,250
                                                                                            --------------------

Computer Storage Devices - 0.87%
EMC Corp.*                                                               16,200                         148,068
                                                                                            --------------------

Computers & Office Equipment - 2.30%
International Business Machines, Inc.                                     3,000                         251,280
Micron Technology, Inc.*                                                  6,000                         142,200
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        393,480
                                                                                            --------------------

Credit & Other Finance - 2.08%
MBNA Corp.                                                               10,000                         354,500
                                                                                            --------------------

Crude Petroleum & Natural Gas  - 1.05%
Dynegy, Inc.*                                                            10,000                         180,000
                                                                                            --------------------

Electronic & Other Electrical Equipment (No Computer Equipment) - 5.54%
General Electric Co.                                                     30,000                         946,500
                                                                                            --------------------

Electronic Components - 0.81%
Flextronics International Ltd.*                                          10,000                         138,500
                                                                                            --------------------

Electronic Computers - 2.16%
Dell Computer Corp.*                                                     14,000                         368,760
                                                                                            --------------------

Electronic Connectors - 1.62%
Tyco International Ltd.                                                  15,000                         276,750
                                                                                            --------------------

Federal & Federally - Sponsored Credit Agencies - 4.69%
Federal National Mortgage Association                                     6,000                         473,580
Federal Home Loan Mortgage Corp.                                          5,000                         326,750
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        800,330
                                                                                            --------------------


Fairport Growth Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 97.89% - continued                                    Shares                       Value

Industrial Inorganic Chemicals  - 1.56%
OM Group, Inc.                                                            4,000                       $ 267,000
                                                                                            --------------------

Men's & Boy's Furnishings, Work Clothing, and Allied Garments - 1.52%
Cintas Corp                                                               5,000                         258,850
                                                                                            --------------------

National Commercial Banks - 2.01%
Citigroup, Inc.                                                           7,933                         343,499
                                                                                            --------------------

Pharmaceutical Preparations - 9.92%
Elan Corp. Plc.*                                                          7,000                          83,160
Forest Labs, Inc.                                                         2,600                         200,564
Johnson & Johnson                                                        11,700                         747,162
Pfizer, Inc.                                                             10,000                         363,500
Watson Pharmaceuticals, Inc.*                                             4,500                         110,700
Wyeth Pharmaceuticals*                                                    3,300                         188,100
                                                                                            --------------------
                                                                                            --------------------
                                                                                                      1,693,186
                                                                                            --------------------

Retail - Department Stores  - 1.29%
Kohl's Corp.                                                              3,000                         221,100
                                                                                            --------------------

Retail - Eating Places - 1.92%
Darden Restaurants, Inc.*                                                 8,200                         327,180
                                                                                            --------------------

Retail - Family Clothing Stores - 2.55%
The TJX Companies, Inc.                                                  10,000                         435,800
                                                                                            --------------------

Retail - Home Furniture, Furnishings & Equipment Stores - 2.18%
Bed, Bath & Beyond, Inc.*                                                10,000                         371,700
                                                                                            --------------------

Retail - Lumber & Other Building Materials Dealers - 8.41%
Home Depot, Inc.                                                         15,000                         695,550
Lowe's Companies, Inc.                                                   17,500                         740,075
                                                                                            --------------------
                                                                                            --------------------
                                                                                                      1,435,625
                                                                                            --------------------

Retail - Miscellaneous Shopping Goods Stores  - 0.89%
Barnes and Noble, Inc.*                                                   5,000                         151,100
                                                                                            --------------------

Retail - Women's Clothing Stores  - 2.60%
Jones Apparel Group, Inc.*                                                7,000                         272,650
Talbots, Inc.                                                             5,000                         172,000
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        444,650
                                                                                            --------------------

Fairport Growth Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 97.89% - continued                                    Shares                       Value

Semiconductors & Related Devices - 5.35%
Analog Devices, Inc.*                                                     5,400                       $ 199,584
Intel Corp.                                                               6,000                         171,660
Intersil Holding Corp. - Class A*                                         7,000                         187,950
Nvidia Corp.*                                                             2,100                          73,101
Qlogic Corp.*                                                             2,000                          91,420
Xilinx Inc.*                                                              5,000                         188,800
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        912,515
                                                                                            --------------------

Services - Computer Integrated Systems Design - 2.14%
Computer Sciences Corp. *                                                 4,000                         179,400
Cerner Corp.*                                                             3,500                         185,885
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        365,285
                                                                                            --------------------

Services - Computer Programming Services - 0.54%
VeriSign, Inc.*                                                          10,000                          92,500
                                                                                            --------------------

Services - Engineering, Accounting, Research, Management - 1.37%
Paychex, Inc.*                                                            6,250                         233,312
                                                                                            --------------------

Services - Equipment Rental & Leasing - 1.05%
United Rentals, Inc.                                                      7,000                         178,500
                                                                                            --------------------

Services - Medical Laboratories - 2.91%
Laboratory Corp. of America Holdings*                                     5,000                         496,000
                                                                                            --------------------

Services - Personal Services - 2.90%
Cendant Corp.                                                            11,000                         197,890
H&R Block, Inc.                                                           7,400                         296,888
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        494,778
                                                                                            --------------------

Services - Prepackaged Software - 1.24%
Symantec Corp.*                                                           3,200                         113,312
VERITAS Software Corp.*                                                   3,500                          99,190
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        212,502
                                                                                            --------------------

Services - Specialty Outpatient Facilities - 3.70%
Express Scripts, Inc. - Class A*                                         10,000                         632,100
                                                                                            --------------------

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.74%
Procter & Gamble, Inc.                                                    3,300                         297,858
                                                                                            --------------------

Surgical & Medical Instruments & Apparatus - 5.72%
Baxter International, Inc.                                                7,000                         398,300
Stryker Corp.                                                            10,800                         577,908
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        976,208
                                                                                            --------------------

Fairport Growth Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 97.89% - continued                                    Shares                       Value

Wholesales - Drugs Proprietaries & Druggists' Sundries - 2.03%
Cardinal Health, Inc.                                                     5,000                       $ 346,250
                                                                                            --------------------



TOTAL COMMON STOCKS (Cost $19,784,284)                                                             $ 16,711,736
                                                                                            --------------------

                                                                        Shares Subject
CALL OPTIONS - 0.12%                                                  to Call                      Value

Tyco International Ltd. /Jan 03/30                                       15,000                          20,250
                                                                                            --------------------

TOTAL CALL OPTIONS (Cost $118,950)

                                                                     Principal
                                                                      Amount                       Value

Money Market Securities - 0.82%
Firstar Treasury Fund, 1.15%, (a) (Cost $140,235)                       140,235                         140,235
                                                                                            --------------------

TOTAL INVESTMENTS (Cost $20,043,469) - 98.83%                                                      $ 16,872,221
                                                                                            --------------------

Cash and other assets less liabilities - 1.17%                                                          199,302
                                                                                            --------------------

TOTAL NET ASSETS - 100.0%                                                                          $ 17,071,523
                                                                                            ====================


*Non-income producing
(a) Variable rate security; the coupon rate shown represents the rate at April
30, 2002.

Fairport Growth & Income Fund
Schedule of Investments
April 30, 2002 (Unaudited)

COMMON STOCKS - 97.49%                                                Shares                       Value

Abrasive Asbestos & Misc Nonmetallic Mineral Products  - 1.36%
Minnesota Mining & Manufacturing Co.                                      1,500                       $ 188,700
                                                                                            --------------------

Air Transportation, Scheduled  - 1.18%
Southwest Airlines Co.                                                    9,000                         163,890
                                                                                            --------------------

Beverages - 2.24%
PepsiCo, Inc.                                                             6,000                         311,400
                                                                                            --------------------

Computers & Office Equipment - 1.50%
International Business Machines, Inc.                                     2,500                         209,400
                                                                                            --------------------

Crude Petroleum & Natural Gas - 1.78%
Apache Corp.                                                              4,250                         247,902
                                                                                            --------------------

Electric & Other Services Combined - 1.01%
Alliant Energy Corp.                                                      5,000                         141,250
                                                                                            --------------------

Electric Utility - 1.93%
Duke Energy, Inc.                                                         7,000                         268,310
                                                                                            --------------------

Electrical Services - 1.91%
Dominion Resources, Inc.                                                  4,000                         265,680
                                                                                            --------------------

Electronic Connectors - 0.93%
Tyco International Ltd.                                                   7,000                         129,150
                                                                                            --------------------

Electronic Instruments - 0.96%
Emerson Electric Co.                                                      2,500                         133,475
                                                                                            --------------------

Federal & Federally - Sponsored Credit Agencies - 1.70%
Federal National Mortgage Association                                     3,000                         236,790
                                                                                            --------------------

Finance Services - 1.32%
American Express Co.                                                      4,500                         184,545
                                                                                            --------------------

Fire, Marine & Casualty Insurance - 3.14%
Chubb Corp.                                                               3,000                         230,100
American International Group, Inc.                                        3,000                         207,360
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        437,460
                                                                                            --------------------

Heating Equip, Except Elec & Warm Air & Plumbing Fixtures  - 2.44%
Fortune Brands, Inc.                                                      6,500                         339,690
                                                                                            --------------------

Industrial Inorganic Chemicals  - 2.16%
OM Group, Inc.                                                            4,500                         300,375
                                                                                            --------------------

Fairport Growth & Income Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 97.49% - continued                                    Shares                       Value

Insurance Agents Brokers & Services - 1.81%
Marsh & McLennan Co., Inc.                                                2,500                       $ 252,700
                                                                                            --------------------

Laboratory Analytical Instruments - 1.72%
Beckman Coulter, Inc.                                                     5,000                         238,850
                                                                                            --------------------

Leisure Durables & Toys - 2.22%
Mattel, Inc.                                                             15,000                         309,600
                                                                                            --------------------

Lumber, Wood Products (No furniture) - 1.28%
Weyerhaeuser Co.                                                          3,000                         178,830
                                                                                            --------------------

Metalworking Machinery & Equipment - 1.75%
Black & Decker Corp                                                       5,000                         243,400
                                                                                            --------------------

Motor Vehicle Parts & Accessories - 1.19%
Honeywell International, Inc.                                             4,500                         165,060
                                                                                            --------------------

National Commercial Banks - 4.69%
Citigroup, Inc.                                                           8,000                         346,400
Wells Fargo & Co.                                                         6,000                         306,900
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        653,300
                                                                                            --------------------

Natural Gas Transmission  - 1.29%
El Paso Corp.                                                             4,500                         180,000
                                                                                            --------------------

Paper Mills - 1.87%
Kimberly-Clark Corp.                                                      4,000                         260,480
                                                                                            --------------------

Perfumes, Cosmetics & Other Toilet Preparations - 2.81%
Avon Products, Inc.                                                       7,000                         390,950
                                                                                            --------------------

Personal Credit Institutions - 5.09%
Capital One Financial Corp.                                               6,000                         359,340
Household International, Inc                                              6,000                         349,740
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        709,080
                                                                                            --------------------

Petroleum Refining - 2.50%
ChevronTexaco Corp.                                                       2,500                         216,775
Royal Dutch Petroleum Co. (b)                                             2,500                         130,650
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        347,425
                                                                                            --------------------

Pharmaceutical Preparations - 4.11%
Johnson & Johnson                                                         4,500                         287,370
Wyeth Pharmaceuticals*                                                    5,000                         285,000
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        572,370
                                                                                            --------------------

Fairport Growth & Income Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 97.49% - continued                                    Shares                       Value

Plastics, Foil & Coated Paper Bags  - 1.11%
Pactiv Corp.                                                              7,500                         155,025
                                                                                            --------------------

Primary Production of Aluminum - 2.08%
Alcoa, Inc.                                                               8,500                         289,255
                                                                                            --------------------

Railroads, Line-Haul Operating  - 1.22%
Union Pacific Corp.                                                       3,000                         170,400
                                                                                            --------------------

Refuse Systems - 1.70%
Waste Management, Inc.                                                    9,000                         237,060
                                                                                            --------------------

Retail - Lumber & Other Building Materials Dealers - 3.04%
Lowe's Companies, Inc.                                                   10,000                         422,900
                                                                                            --------------------

Retail -Variety Stores  - 3.13%
Target Corp.                                                             10,000                         436,500
                                                                                            --------------------

Retail - Women's Clothing Stores  - 3.98%
Talbots, Inc.                                                             7,000                         240,800
Liz Claiborne, Inc.                                                      10,000                         312,900
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        553,700
                                                                                            --------------------

Search, Detection, Navigation, Guidance, Aeronautical
  Systems & Equipment - 2.13%
Raytheon Co.                                                              7,000                         296,100
                                                                                            --------------------

Services - Computer Processing & Data Preparation - 2.31%
DST Systems, Inc.                                                         6,500                         321,230
                                                                                            --------------------

Services - Personal Services - 2.35%
Cendant Corp.                                                             7,000                         125,930
H&R Block, Inc.                                                           5,000                         200,600
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        326,530
                                                                                            --------------------

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 3.24%
Procter & Gamble Co.                                                      5,000                         451,300
                                                                                            --------------------

State Commercial Banks - 4.67%
Bank of New York Co., Inc.                                               10,000                         365,900
U.S. Bancorp                                                             12,000                         284,400
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        650,300
                                                                                            --------------------
Surgical & Medical Instruments & Apparatus - 4.07%
Baxter International, Inc.                                                4,000                         227,600
Teleflex, Inc.                                                            6,000                         339,060
                                                                                            --------------------
                                                                                            --------------------
                                                                                                        566,660
                                                                                            --------------------

Fairport Growth & Income Fund
Schedule of Investments
April 30, 2002 (Unaudited) - continued

COMMON STOCKS - 97.49% - continued                                    Shares                       Value

Telephone Communications (No Radio Telephone) - 1.15%
Verizon Communications, Inc.                                              4,000                       $ 160,440
                                                                                            --------------------

Trucking & Courier Services (No Air) - 1.72%
United Parcel Services, Inc. - Class B                                    4,000                         240,160
                                                                                            --------------------

Wholesale - Paper And Paper Products  - 1.70%
Boise Cascade Corp.                                                       7,000                         237,090
                                                                                            --------------------



TOTAL COMMON STOCKS (Cost $12,123,412)                                                             $ 13,574,712
                                                                                            --------------------



Money Market Securities - 0.93%
Firstar Treasury Fund, 1.15%, 1.15% (a), (Cost $129,340)                129,340                         129,340
                                                                                            --------------------

TOTAL INVESTMENTS (Cost $12,252,752) - 98.42%                                                      $ 13,704,052
                                                                                            --------------------

Cash and other assets less liabilities - 1.58%                                                          219,439
                                                                                            --------------------

TOTAL NET ASSETS - 100.00%                                                                         $ 13,923,491
                                                                                            ====================

*Non-income producing
(a) Variable rate security; the coupon rate shown represents the rate at April
30, 2002.
(b) American Depository Receipt/American Depository Shares


Fairport Government Securities Fund
Schedule of Investments
April 30, 2002 (Unaudited)
                                                                   Principal
                                                                    Amount                          Value
CORPORATE BONDS - 17.91%

Business Credit Institutions - 1.63%
Private Export Funding Corp., 5.75%, 01/15/08                         1,000,000                     $ 1,032,077
                                                                                              ------------------

Computer & Office Equipment - 0.41%
Hewlett Packard Co., 7.15%, 06/15/05                                    250,000                         262,765
                                                                                              ------------------

Finance Services - 2.53%
Credit Suisse First Boston, 6.875%, 11/01/05                          1,000,000                       1,062,392
Morgan Stanley Dean Witter & Co., 7.75%, 06/15/05                       500,000                         543,322
                                                                                              ------------------
                                                                                                      1,605,714
                                                                                              ------------------
Household Furniture - 1.68%
Leggett & Platt, Inc., 7.65%, 02/15/05                                1,000,000                       1,067,356
                                                                                              ------------------

Industrial Instruments for Measurement, Display & Control - 0.43%
Emerson, 7.875%, 06/01/05                                               250,000                         274,020
                                                                                              ------------------

Motor Vehicles & Passenger Car Bodies - 1.66%
DaimlerChrysler AG, 7.25%, 01/18/06                                   1,000,000                       1,052,439
                                                                                              ------------------

National Commercial Banks - 1.63%
Citigroup, Inc., 6.375%, 11/15/08                                     1,000,000                       1,035,882
                                                                                              ------------------

Personal Credit Institutions - 3.35%
General Electric Capital Corp., 7.50%, 05/15/05                       1,000,000                       1,092,947
General Motors Acceptance Corp., 6.75%, 01/15/06                      1,000,000                       1,033,853
                                                                                              ------------------
                                                                                                      2,126,800
                                                                                              ------------------
Radio Telephone Communications - 1.66%
Deutsche Telekom AG, 7.75%, 06/15/05                                  1,000,000                       1,055,358
                                                                                              ------------------

Security Brokers, Dealers & Flotation Companies - 0.85%
Goldman Sachs Group, Inc., 7.625%, 08/17/05                             500,000                         541,300
                                                                                              ------------------

Services - Computer Integrated Systems Design - 1.68%
Computer Sciences Corp., 7.50%, 08/08/05                              1,000,000                       1,065,303
                                                                                              ------------------

Short-Term Business Credit Institutions - 0.40%
Caterpillar Financial Services Corp., 5.95%, 05/01/06                   250,000                         256,264
                                                                                              ------------------

TOTAL CORPORATE BONDS                                                                              $ 11,375,278
                                                                                              ------------------


Fairport Government Securities Fund
Schedule of Investments - continued
April 30, 2002 (Unaudited)
                                                                   Principal
                                                                    Amount                          Value
U.S. GOVERNMENT AGENCY OBLIGATIONS -  20.95%

Federal Home Loan Bank - 1.87%
1.79%, 05/01/02                                                       1,191,000                     $ 1,191,000
                                                                                              ------------------

Federal Home Loan Mortgage Corp - 3.12%
5.125%, 10/15/08                                                      1,000,000                         993,326
5.500%, 09/15/11                                                      1,000,000                         986,085
                                                                                              ------------------
                                                                                                      1,979,411
                                                                                              ------------------
Federal National Mortgage Association - 3.22%
5.25%, 01/15/09                                                       1,000,000                         994,723
6.00%, 12/15/05                                                       1,000,000                       1,052,020
                                                                                              ------------------
                                                                                              ------------------
                                                                                                      2,046,743
                                                                                              ------------------
Government National Mortgage Association - 12.74%
7.00%, 02/20/30                                                       1,927,541                       1,989,531
6.50%, 04/15/31                                                       1,847,436                       1,875,369
6.50%, 06/15/31                                                       1,969,471                       1,998,582
6.50%, 02/20/32                                                       2,235,953                       2,231,593
                                                                                              ------------------
                                                                                                      8,095,075
                                                                                              ------------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                                           $ 13,312,229
                                                                                              ------------------


U.S. GOVERNEMNT OBLIGATIONS - 59.60%

U.S. Treasury Bonds - 11.43%
5.375%, 02/15/31                                                      7,500,000                       7,264,455
                                                                                              ------------------

U.S. Treasury Notes - 48.17%
5.00%, 02/15/11                                                       2,000,000                       1,989,688
5.00%, 08/15/11                                                       1,500,000                       1,489,103
6.50%, 05/15/05                                                       3,000,000                       3,228,633
6.50%, 08/15/05                                                       4,000,000                       4,313,440
6.50%, 10/15/06                                                       3,500,000                       3,795,999
6.625%, 05/15/07                                                      4,500,000                       4,919,593
6.75%, 05/15/05                                                       7,000,000                       7,578,053
6.875%, 05/15/06                                                      3,000,000                       3,288,516
                                                                                              ------------------
                                                                                                     30,603,025
                                                                                              ------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                  $ 37,867,480
                                                                                              ------------------


TOTAL INVESTMENTS - 98.46% (Cost $59,788,201)                                                      $ 62,554,987
                                                                                              ------------------

Cash and other assets less liabilities - 1.54%                                                          979,641
                                                                                              ------------------

TOTAL NET ASSETS - 100.00%                                                                         $ 63,534,628
                                                                                              ==================

FAIRPORT FUNDS
STATEMENT OF ASSETS AND LIABILITIES - April 30, 2002
(Unaudited)
                                    FAIRPORT        FAIRPORT         FAIRPORT        FAIRPORT         FAIRPORT
                                    EMERGING       INTERNATIONAL      GROWTH          GROWTH AND     GOVERNMENT
                                    GROWTH FUND     EQUITY FUND        FUND          INCOME FUND    SECURITIES FUND
Assets:
Investments in securities at value
  (cost $9,090,857, 11,974,207,
   20,043,469, 12,252,752,
   59,788,201, respectively)        $ 9,300,909    $ 11,112,841     $ 16,872,221    $ 13,704,052     $ 62,554,987
Cash                                          5               -                4               3                -
Receivable for capital stock sold            87              73              482             479          245,570
Receivable for securities sold          302,051         105,697          250,378         257,572                -
Dividends and interest receivable           401          47,389            5,007          13,281        1,076,823
Receivable from advisor                       -               -            3,162           3,324                -
Prepaid insurance                           815               -            1,608               -                -
Other receivable                              -          17,272                -               -                -
                                  --------------  --------------  ---------------  --------------   --------------
     Total assets                     9,604,268      11,283,272       17,132,862      13,978,711       63,877,380
                                  --------------  --------------  ---------------  --------------   --------------

Liabilities:
Payable to custodian bank                     -         158,876                -               -           69,419
Payable for capital stock redeemed       22,289          13,381           30,007               -           31,420
Payable for securities purchased              -         163,125                -          27,491                -
Accrued expenses                         22,065          26,228           19,985          18,900           36,740
Payable to adviser                        5,938           6,982           11,347           8,829           13,018
Distributions payable                         -               -                -               -          192,155
                                  --------------  --------------  ---------------  --------------   --------------
     Total liabilities                   50,292         368,592           61,339          55,220          342,752
                                  --------------  --------------  ---------------  --------------   --------------

Net Assets:
Applicable to 811,474, 1,199,999,
   2,136,436, 1,240,746, and
   6,321,537 shares outstanding,
  respectively                      $ 9,553,976    $ 10,914,680     $ 17,071,523    $ 13,923,491     $ 63,534,628
                                  ==============  ==============  ===============  ==============   ==============

Net Assets Consist of:
Capital paid-in                      24,116,222      15,522,275       24,501,907      14,294,864       61,008,700
Accumulated net investment
  income (loss) on investments          (86,092)        (67,679)         (74,437)          7,742          (11,202)
Accumulated net realized gain
  (loss) on investments             (14,686,206)     (3,678,550)      (4,184,699)     (1,830,415)        (229,656)
Net unrealized appreciation (depreciation) on:
  Investments                           210,052        (861,366)      (3,171,248)      1,451,300        2,766,786
                                  --------------  --------------  ---------------  --------------   --------------
                                    $ 9,553,976    $ 10,914,680     $ 17,071,523    $ 13,923,491     $ 63,534,628
                                  ==============  ==============  ===============  ==============   ==============

Net asset value, offering and
  redemption price per share            $ 11.77          $ 9.10           $ 7.99         $ 11.22          $ 10.05
                                  ==============  ==============  ===============  ==============   ==============

FAIRPORT FUNDS
STATEMENT OF OPERATIONS
(Unaudited)
                     For the Six Months ended April 30, 2002
                                  FAIRPORT           FAIRPORT        FAIRPORT         FAIRPORT        FAIRPORT
                                  EMERGING          INTERNATIONAL     GROWTH          GROWTH AND     GOVERNMENT
                                   GROWTH FUND       EQUITY FUND       FUND           INCOME FUND   SECURITIES FUND

Investment Income:
Dividends                              $ 8,463         $ 80,472  (a)    $ 62,412       $ 110,196              $ -
Interest                                 3,643            3,008            2,469           1,509        1,894,466
                               ----------------    -------------   --------------   -------------   --------------
                               ----------------    -------------   --------------   -------------   --------------
     Total investment income            12,106           83,480           64,881         111,705        1,894,466
                               ----------------    -------------   --------------   -------------   --------------
                               ----------------    -------------   --------------   -------------   --------------

Expenses:
Investment advisory fees
  (Note 3)                              38,296           47,474           75,568          52,105           80,371
Distribution expense (Note 3)           11,225           13,855           22,167          15,284           70,726
Administration expense                   7,361            7,168            7,009           7,562           23,060
Transfer agent fees                      8,102            8,565           14,356          10,484           21,805
Legal fees                               3,227            3,322            6,696           1,372           18,012
Pricing fees                            11,753           10,985           10,994          10,516           14,311
Registration expenses                    7,901           11,154           10,277          12,768           11,609
Custodian fees                           5,020           10,882           10,189           7,455           20,497
Printing fees                              788            1,158            1,300           1,036            5,241
Auditing fees                            1,458            1,597            2,867           1,952            8,539
Insurance fees                           1,069            1,172            2,385           1,042            3,945
Trustee fees                             1,458            1,988            2,530           1,448            7,371
Miscellaneous expenses                     540              785            1,019             779            1,470
                               ----------------    -------------   --------------   -------------   --------------
                               ----------------    -------------   --------------   -------------   --------------
     Total expenses                     98,198          120,105          167,357         123,803          286,957
Expenses reimbursed (Note 3)                 -                -          (28,039)        (19,840)               -
                               ----------------    -------------   --------------   -------------   --------------
                               ----------------    -------------   --------------   -------------   --------------
     Net expenses                       98,198          120,105          139,318         103,963          286,957
                               ----------------    -------------   --------------   -------------   --------------
                               ----------------    -------------   --------------   -------------   --------------

Net Investment Income/(Loss)           (86,092)         (36,625)         (74,437)          7,742        1,607,509
                               ----------------    -------------   --------------   -------------   --------------
                               ----------------    -------------   --------------   -------------   --------------

Realized and Unrealized
  Gain/(Loss) on Investments:
Net realized gain/(loss) on:
  investments                       (2,901,966)      (1,534,754)        (874,887)         99,823          450,766
Net change in unrealized
  appreciation/(depreciation) on:
  investments                        3,858,768        2,195,091          127,293       1,245,776       (3,141,772)
  foreign currency translation               -             (332)               -               -                -
                               ----------------    -------------   --------------   -------------   --------------
                               ----------------    -------------   --------------   -------------   --------------
Net realized and unrealized
  gain/(loss) on investments           956,802          660,005         (747,594)      1,345,599       (2,691,006)
                               ----------------    -------------   --------------   -------------   --------------
                               ----------------    -------------   --------------   -------------   --------------

Increase/(Decrease) in Net
  Assets from Operations             $ 870,710        $ 623,380       $ (822,031)    $ 1,353,341     $ (1,083,497)
                               ================    =============   ==============   =============   ==============
                               ================    =============   ==============   =============   ==============


(a) Dividends are net of $99 of foreign taxes withheld.

FAIRPORT FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                               FAIRPORT                               FAIRPORT
                                            EMERGING GROWTH                         INTERNATIONAL
                                                  FUND                                EQUITY FUND
                                 --------------------------------------  ---------------------------------
                                 --------------------------------------  ---------------------------------
                                    Six Months             Year            Six Months          Year
                                       Ended               Ended             Ended             Ended
                                      4/30/02            10/31/01           4/30/02          10/31/01
                                    (Unaudited)                           (Unaudited)
                                 --------------------------------------  ---------------------------------
                                 --------------------------------------  ---------------------------------
Operations:
Net investment income/(loss)             $ (86,092)         $ (176,724)       $ (36,625)         $ 30,673
Net realized gain/(loss) on
  investments                           (2,901,966)        (11,724,931)      (1,534,754)       (2,141,342)
Net change in unrealized
  appreciation (depreciation) on:
  investments                            3,858,768          (4,935,748)       2,195,091        (2,224,007)
  foreign currency translation                   -                   -             (332)              332
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------
Increase/(Decrease) in net assets          870,710         (16,837,403)         623,380 #      (4,334,344)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------

Dividends and Distributions
  to Shareholders:
From net investment income                       -                   -          (31,054)                -
From net realized gains                          -                   -                -          (103,318)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------
Total distributions                              -                   -          (31,054)         (103,318)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------

Capital Share Transactions:
Proceeds from shares sold                2,024,698          42,181,406        7,295,416        18,273,514
Reinvestment of dividends                        -                   -           30,605           102,598
Amount paid for repurchase
  of shares                             (2,899,281)        (40,057,318)      (9,872,795)      (21,932,166)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------
Net increase (decrease) from
  capital transactions                    (874,583)          2,124,088       (2,546,774)       (3,556,054)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------

Total increase (decrease) in
  net assets                                (3,873)        (14,713,315)      (1,954,448)#      (7,993,716)

Net Assets:
Beginning of year                        9,557,849          24,271,164       12,869,128        20,862,844
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------
End of year                            $ 9,553,976         $ 9,557,849     $ 10,914,680      $ 12,869,128
                                 ==================  ==================  ===============  ================
                                 ==================  ==================  ===============  ================

Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period                       $ (86,092)     $                     $ (67,679)    $                    -
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------

Capital Share Transactions:
Shares sold                                171,588           3,007,467          815,683         1,723,958
Shares issued on reinvestment
  of dividends                                   -                   -            3,295             9,104
Shares repurchased                        (243,936)         (2,896,984)      (1,100,295)       (2,070,314)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------

Net increase (decrease) from
  capital transactions                     (72,348)            110,483         (281,317)#        (337,252)
                                 ==================  ==================  ===============  ================
                                 ==================  ==================  ===============  ================



FAIRPORT FUNDS
STATEMENT OF CHANGES IN NET ASSETS - continued

                                             FAIRPORT                               FAIRPORT
                                              GROWTH                           GROWTH AND INCOME
                                               FUND                                   FUND
                                 --------------------------------------  ---------------------------------
                                 --------------------------------------  ---------------------------------

                                    Six Months             Year            Six Months          Year
                                       Ended               Ended             Ended             Ended
                                      4/30/02            10/31/01           4/30/02          10/31/01
                                    (Unaudited)                           (Unaudited)
                                 --------------------------------------  ---------------------------------
                                 --------------------------------------  ---------------------------------
Operations:
Net investment income (loss)             $ (74,437)         $ (195,835)         $ 7,742          $ 45,858
Net realized gain/(loss) on
  investments                             (874,887)         (2,589,732)          99,823            30,534
Net change in unrealized
  appreciation (depreciation) on:
  investments                              127,293         (10,165,690)       1,245,776        (2,329,359)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------
Increase/Decrease in net assets           (822,031)        (12,951,257)       1,353,341        (2,252,967)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------

Dividends and Distributions
  to Shareholders:
From net investment income                       -                   -                -          (254,946)
From net realized gains                          -          (2,541,093)               -                 -
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------
Total distributions                              -          (2,541,093)               -          (254,946)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------


Capital Share Transactions:
Proceeds from shares sold                1,305,717          12,732,778        1,306,409         5,170,582
Reinvestment of dividends                        -           2,492,993                -           242,303
Amount paid for repurchase
  of shares                             (3,845,239)        (12,725,843)      (1,446,488)       (4,107,809)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------
Net increase (decrease) from
  capital transactions                  (2,539,522)          2,499,928         (140,079)        1,305,076
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------

Total increase (decrease) in
  net assets                            (3,361,553)        (12,992,422)       1,213,262        (1,202,837)

Net Assets:
Beginning of year                       20,433,076          33,425,498       12,710,229        13,913,066
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------
End of year                           $ 17,071,523        $ 20,433,076     $ 13,923,491      $ 12,710,229
                                 ==================  ==================  ===============  ================

Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period                       $ (74,437)    $                  -     $ 7,742     $                  -
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------

Capital Share Transactions:
Shares sold                                145,614           1,171,842          119,134           440,165
Shares issued on reinvestment
  of dividends                                   -             194,613                -            19,685
Shares repurchased                        (433,597)         (1,179,042)        (130,130)         (353,173)
                                 ------------------  ------------------  ---------------  ----------------
                                 ------------------  ------------------  ---------------  ----------------

Net increase (decrease) from
  capital transactions                    (287,983)            187,413          (10,996)          106,677
                                 ==================  ==================  ===============  ================
                                 ==================  ==================  ===============  ================



FAIRPORT FUNDS
STATEMENT OF CHANGES IN NET ASSETS - continued

                                               FAIRPORT
                                              GOVERNMENT
                                            SECURITIES FUND
                                 --------------------------------------
                                 --------------------------------------
                                    Six Months             Year
                                      Ended               Ended
                                     4/30/02             10/31/01
                                    (Unaudited)
                                 --------------------------------------
                                 --------------------------------------


Operations:
Net investment income (loss)           $ 1,607,509         $ 3,402,401
Net realized gain/(loss) on
  investments                              450,766             553,304
Net change in unrealized
  appreciation (depreciation) on:
  investments                           (3,141,772)          4,628,029
                                 ------------------  ------------------
                                 ------------------  ------------------
Increase/Decrease in net assets         (1,083,497)          8,583,734
                                 ------------------  ------------------
                                 ------------------  ------------------

Dividends and Distributions
  to Shareholders:
From net investment income              (1,618,711)         (3,406,725)
From net realized gains                   (692,802)                  -
                                 ------------------  ------------------
                                 ------------------  ------------------
Total distributions                     (2,311,513)         (3,406,725)
                                 ------------------  ------------------
                                 ------------------  ------------------

Capital Share Transactions:
Proceeds from shares sold                4,697,134          22,922,836
Reinvestment of dividends                1,734,639           2,525,665
Amount paid for repurchase
  of shares                             (8,159,059)        (16,075,609)
                                 ------------------  ------------------
Net increase (decrease) from
  capital transactions                  (1,727,286)          9,372,892
                                 ------------------  ------------------

Total increase (decrease) in
  net assets                            (5,122,296)         14,549,901

Net Assets:
Beginning of year                       68,656,924          54,107,023
                                 ------------------  ------------------
                                 ------------------  ------------------
End of year                           $ 63,534,628        $ 68,656,924
                                 ==================  ==================

Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period                       $ (11,202)    $             -
                                 ------------------  ------------------
                                 ------------------  ------------------

Capital Share Transactions:
Shares sold                                467,165           2,284,660
Shares issued on reinvestment
  of dividends                             171,588             249,777
Shares repurchased                        (807,290)         (1,595,888)
                                 ------------------  ------------------
                                 ------------------  ------------------

Net increase (decrease) from
  capital transactions                    (168,537)            938,549
                                 ==================  ==================

FAIRPORT FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                  FAIRPORT EMERGING
                                                                     GROWTH FUND
                                          ---------------------------------------------------------------
                                          ---------------------------------------------------------------
                                           Six Months          Year           Year            Period
                                             Ended            Ended           Ended            Ended
                                            4/30/02          10/31/01       10/31/00       10/31/99 (a)
                                          (Unaudited)
                                          ---------------------------------------------------------------
                                          ---------------------------------------------------------------

Net Asset Value, beginning of
  period                                       $ 10.81          $ 31.38         $ 19.35          $ 10.00
                                          -------------    -------------  --------------   --------------
                                          -------------    -------------  --------------   --------------

Income from Investment
  Operations:
Net investment income (loss)                     (0.10)           (0.21)          (0.35)           (0.02)
Net realized and unrealized gain
  (loss) on investments                           1.06           (20.36)          13.19             9.37
                                          -------------    -------------  --------------   --------------
                                          -------------    -------------  --------------   --------------
Total from investment operations                  0.96           (20.57)          12.84             9.35
                                          -------------    -------------  --------------   --------------
                                          -------------    -------------  --------------   --------------

Less Distributions:
From net investment income                        0.00             0.00            0.00             0.00
From realized capital gains                       0.00             0.00           (0.81)            0.00
                                          -------------    -------------  --------------   --------------
                                          -------------    -------------  --------------   --------------
Total distributions                               0.00             0.00           (0.81)            0.00
                                          -------------    -------------  --------------   --------------
                                          -------------    -------------  --------------   --------------

Net Asset Value, end of period                 $ 11.77          $ 10.81         $ 31.38          $ 19.35
                                          =============    =============  ==============   ==============
                                          =============    =============  ==============   ==============

Total Return                                     8.88% (b)       (65.55)%        67.22%           93.30% (b)

Ratios/Supplemental Data:
Net Assets, end of period (000)                $ 9,554          $ 9,558        $ 24,271          $ 3,284
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                    1.93%     (c)        1.82%           1.76%           11.54% (c)
    after reimbursement of
      expenses by Adviser                        N/A              N/A             1.75%            1.95% (c)
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                   (1.69)%    (c)        (1.36)%         (1.04)%         (10.46)(c)
    after reimbursement of
      expenses by Adviser                        N/A              N/A             (1.03)%          (0.87)(c)
Portfolio turnover                           30.66%    (b)      212.80%         302.63%           79.91% (b)

(a) For the period 7/1/99 (inception) to 10/31/99.
(b) For periods of less than one full year, the total return and portfolio turnover are not annualized.
(c) Annualized.


FAIRPORT FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                        FAIRPORT
                                                                      INTERNATIONAL
                                                                       EQUITY FUND
                                          ---------------------------------------------------------------
                                          ---------------------------------------------------------------
                                           Six Months          Year           Year            Period
                                             Ended            Ended           Ended            Ended
                                            4/30/02          10/31/01       10/31/00         10/31/99     (a)
                                          (Unaudited)
                                          ---------------------------------------------------------------
                                          ---------------------------------------------------------------

Net Asset Value, beginning of
  period                                        $ 8.69          $ 11.47         $ 10.23          $ 10.00
                                          -------------    -------------  --------------   --------------
                                          -------------    -------------  --------------   --------------

Income from Investment
  Operations:
Net investment income (loss)                     (0.03)           (0.02)           0.00            (0.01)
Net realized and unrealized gain
  (loss) on investments                           0.46            (2.70)           1.31             0.24
                                          -------------    -------------  --------------   --------------
                                          -------------    -------------  --------------   --------------
Total from investment operations                  0.43            (2.72)           1.31             0.23
                                          -------------    -------------  --------------   --------------
                                          -------------    -------------  --------------   --------------

Less Distributions:
From net investment income                       (0.02)            0.00           (0.03)            0.00
From realized capital gains                       0.00            (0.06)          (0.04)            0.00
                                          -------------    -------------  --------------   --------------
                                          -------------    -------------  --------------   --------------
Total distributions                              (0.02)           (0.06)          (0.07)            0.00
                                          -------------    -------------  --------------   --------------
                                          -------------    -------------  --------------   --------------

Net Asset Value, end of period                  $ 9.10           $ 8.69         $ 11.47          $ 10.23
                                          =============    =============  ==============   ==============
                                          =============    =============  ==============   ==============

Total Return                                     4.94% (b)       (23.81)%        12.74%            2.30% (b)

Ratios/Supplemental Data:
Net Assets, end of period (000)               $ 10,915         $ 12,869        $ 20,863          $ 2,673
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                        1.91% (c)        1.66%           1.79%           15.24% (c)
    after reimbursement of
      expenses by Adviser                        N/A              N/A             1.78%            1.95% (c)
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                        (0.58)(c)        0.21%           (0.01)%         (13.86)(c)
    after reimbursement of
      expenses by Adviser                        N/A              N/A             0.01%            (0.57)(c)
Portfolio turnover                              29.99% (b)       43.13%          58.37%           51.26% (b)

(a) For the period 7/1/99 (inception) to 10/31/99.
(b) For periods of less than one full year, the total return and portfolio turnover are not annualized.
(c) Annualized.


FAIRPORT FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                     FAIRPORT GROWTH
                                                                           FUND
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------
                                     Six Months
                                        Ended            Year            Year             Year            Year            Year
                                       4/30/02          Ended            Ended           Ended            Ended          Ended
                                     (Unaudited)       10/31/01        10/31/00         10/31/99        10/31/98        10/31/97
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------

Net Asset Value, beginning of
  period                                   $ 8.43         $ 14.94          $ 12.75          $ 16.45         $ 18.88        $ 15.50
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------

Income from Investment
  Operations:
Net investment income (loss)                (0.03)          (0.08)           (0.11)           (0.06)          (0.03)         (0.01)
Net realized and unrealized gain
  (loss) on investments                     (0.41)          (5.30)            2.78            (1.03)          (1.30)          4.55
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------
Total from investment operations            (0.44)          (5.38)            2.67            (1.09)          (1.33)          4.54
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------

Less Distributions:
From net investment income                   0.00            0.00             0.00             0.00            0.00          (0.01)
From realized capital gains                  0.00           (1.13)           (0.48)           (2.61)          (1.10)         (1.15)
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------
Total distributions                          0.00           (1.13)           (0.48)           (2.61)          (1.10)         (1.16)
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------

Net Asset Value, end of period             $ 7.99          $ 8.43          $ 14.94          $ 12.75         $ 16.45        $ 18.88
                                    ==============   =============   ==============  ===============  ==============  =============
                                    ==============   =============   ==============  ===============  ==============  =============

Total Return                                (5.22)(b)      (38.58)%         21.56%            (9.18)%         (7.73)%       31.00%

Ratios/Supplemental Data:
Net Assets, end of period (000)          $ 17,072        $ 20,433         $ 33,425         $ 36,412        $ 65,387       $ 77,017
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                   1.66% (c)       1.45%            1.76%            1.57%           1.43%          1.58%
    after reimbursement of
      expenses by Adviser                   1.38% (c)       1.38%            1.38%            1.38%           1.38%          1.38%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                  (1.02)%(c)       (0.83)%          (1.12)%          (0.44)%         (0.18)%        (0.25)%
    after reimbursement of
      expenses by Adviser                  (0.74)%(c)       (0.76)%          (0.74)%          (0.26)%         (0.13)%        (0.05)%
Portfolio turnover                         20.60% (b)      95.30%           98.87%          121.21%          52.23%         41.16%


(b) For periods of less than one full year, the total return and portfolio turnover are not annualized.
(c) Annualized.




FAIRPORT FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                 FAIRPORT GROWTH AND INCOME
                                                                             FUND
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------
                                     Six Months          Year            Year             Year            Year            Year
                                        Ended           Ended            Ended           Ended            Ended          Ended
                                       4/30/02         10/31/01        10/31/00         10/31/99        10/31/98        10/31/97
                                     (Unaudited)
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------

Net Asset Value, beginning of
  period                                  $ 10.15         $ 12.15          $ 14.88          $ 15.89         $ 17.87        $ 14.22
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------

Income from Investment
  Operations:
Net investment income (loss)                 0.01            0.04             0.05             0.01            0.01           0.05
Net realized and unrealized gain
  (loss) on investments                      1.06           (1.83)            0.10            (0.08)          (0.15)          4.83
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------
Total from investment operations             1.07           (1.79)            0.15            (0.07)          (0.14)          4.88
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------

Less Distributions:
From net investment income                   0.00           (0.21)           (0.03)           (0.01)           0.00          (0.09)
From realized capital gains                  0.00            0.00            (2.85)           (0.93)          (1.84)         (1.14)
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------
Total distributions                          0.00           (0.21)           (2.88)           (0.94)          (1.84)         (1.23)
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------

Net Asset Value, end of period            $ 11.22         $ 10.15          $ 12.15          $ 14.88         $ 15.89        $ 17.87
                                    ==============   =============   ==============  ===============  ==============  =============
                                    ==============   =============   ==============  ===============  ==============  =============

Total Return                               10.54% (b)      (15.02)%          2.28%            (1.07)%         (1.20)%       36.61%

Ratios/Supplemental Data:
Net Assets, end of period (000)          $ 13,923        $ 12,710         $ 13,913         $ 29,870        $ 33,047       $ 30,841
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                   1.78% (c)       1.64%            1.98%            1.61%           1.53%          1.76%
    after reimbursement of
      expenses by Adviser                   1.50% (c)       1.50%            1.50%            1.48%           1.49%          1.50%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                   0.11% (c)       0.19%            (0.06)%          (0.29)%         (0.02)%        0.03%
    after reimbursement of
      expenses by Adviser                  (0.17)%(c)       0.33%            0.43%            0.04%           0.02%          0.29%
Portfolio turnover                         25.93% (b)      54.77%           95.46%          126.99%          40.43%         42.45%


(b) For periods of less than one full year, the total return and portfolio turnover are not annualized.
(c) Annualized



FAIRPORT FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.
                                                                FAIRPORT GOVERNMENT SECURITIES
                                                                             FUND
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------
                                     Six Months          Year            Year             Year            Year            Year
                                        Ended           Ended            Ended           Ended            Ended          Ended
                                       4/30/02         10/31/01        10/31/00         10/31/99        10/31/98        10/31/97
                                     (Unaudited)
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------

Net Asset Value, beginning of
  period                                  $ 10.58          $ 9.75           $ 9.74          $ 10.43          $ 9.90         $ 9.75
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------

Income from Investment
  Operations:
Net investment income (loss)                 0.25            0.53             0.54             0.47            0.49           0.49
Net realized and unrealized gain
  (loss) on investments                     (0.42)           0.84             0.01            (0.69)           0.53           0.15
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------
Total from investment operations            (0.17)           1.37             0.55            (0.22)           1.02           0.64
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------

Less Distributions:
From net investment income                  (0.34)          (0.54)           (0.54)           (0.47)          (0.49)         (0.49)
From realized capital gains                 (0.02)           0.00             0.00             0.00            0.00           0.00
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------
Total distributions                         (0.36)          (0.54)           (0.54)           (0.47)          (0.49)         (0.49)
                                    --------------   -------------   --------------  ---------------  --------------  -------------
                                    --------------   -------------   --------------  ---------------  --------------  -------------

Net Asset Value, end of period            $ 10.05         $ 10.58           $ 9.75           $ 9.74         $ 10.43         $ 9.90
                                    ==============   =============   ==============  ===============  ==============  =============
                                    ==============   =============   ==============  ===============  ==============  =============

Total Return                               (1.57)%(b)      14.44%            5.92%            (2.09)%        10.61%          6.76%

Ratios/Supplemental Data:
Net Assets, end of period (000)          $ 63,535        $ 68,657         $ 54,107         $ 12,738         $ 5,057        $ 4,411
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                   0.89% (c)       0.89%            1.00%            2.34%           2.19%          2.70%
    after reimbursement of
      expenses by Adviser                  N/A              N/A              0.90%            0.90%           0.90%          0.90%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                   5.00% (c)       5.31%            5.53%            3.38%           3.60%          3.23%
    after reimbursement of
      expenses by Adviser                  N/A              N/A              5.62%            4.81%           4.89%          5.03%
Portfolio turnover                        139.52% (b)     281.77%          228.10%          837.17%          89.89%         21.01%

(b) For periods of less than one full year, the total return and portfolio turnover are not annualized.
(c) Annualized


                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 2002
                                   (Unaudited)

NOTE 1.  ORGANIZATION

     Fairport Funds (the "Trust"), formerly known as Roulston Funds, is an open-end management investment company and is organized under Ohio law as a business trust under a Declaration of Trust dated September 16, 1994, as amended to date. On February 14, 2002, the Trust changed its name from Roulston Funds to Fairport Funds. The Trust currently consists of five funds (the "Funds"):
Fairport Emerging Growth Fund (the "Emerging Growth Fund"), Fairport International Equity Fund (the "International Equity Fund"), Fairport Growth Fund (the "Growth Fund"), Fairport Growth and Income Fund (the "Growth and Income Fund"), and Fairport Government Securities Fund (the "Government Fund") (individually, a "Fund"; collectively, the "Funds"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act").


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust.

     Security Valuation: The portfolio securities of each Fund will be valued at market value. Each Fund uses one or more pricing services to provide closing prices for its portfolio securities. If closing prices are not available from one or more pricing services, securities will be valued by a method that the Funds' administrator, using procedures approved by the Funds' Board of Trustees, believes accurately reflects fair value. Equity securities that are listed or admitted to trading on a national securities exchange or other market trading system that reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange or market system on which the security is principally traded.

     For fixed and variable income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security. Because the International Equity Fund will invest at times in securities traded on foreign exchanges that trade on days when that Fund does not price its shares, the NAV of that Fund's shares could potentially change on days when shareholders will not be able to purchase or redeem the Fund's shares. Roulston & Company, Inc., as the Funds' investment adviser ("Roulston"), may deviate from the valuation provided by the pricing service whenever, in its judgment, such valuation is not indicative of the fair value of the security, and will price such security in accordance with the procedures adopted by the Board of Trustees. Short-term investments with maturity of 60 days or less are valued at amortized cost, which approximates market value.

     Repurchase Agreements: All Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by Roulston subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed-upon date and price. Securities purchased subject to repurchase agreements are deposited with the applicable Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than the repurchase price plus accrued interest at all times. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

     Federal Income Taxes: The Funds intend to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

     Investment Income and Securities Transactions: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the trade date. Security gains and losses are determined on the identified cost basis. Discounts and premiums on securities purchased are amortized or accreted over the life of the respective securities.

                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           April 30, 2002 - continued
                                   (Unaudited)

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - continued

     Dividends and Distributions: Substantially all of the net investment income (exclusive of capital gains) of the Emerging Growth Fund, International Equity Fund, Growth Fund, and Growth and Income Fund is distributed in the form of semi-annual dividends. Net investment income (exclusive of capital gains) of the Government Fund is declared daily and distributed in the form of monthly dividends. Substantially all of the capital gains realized by a Fund, if any, will be distributed annually.

     Foreign Currency Translation: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities for the International Equity Fund are translated, as applicable, into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in net unrealized appreciation / (depreciation) on investments.

     Investment Company Shares: Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies, including securities of money market mutual funds and unit investment trusts. The Funds intend to invest in the securities of other investment companies to the extent that Roulston believes that such investment will assist that Fund in meeting its investment objective, to manage periodic investments by investors engaging in market-timing, or for cash management purposes. To the extent such investment companies pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying investment companies with respect to Fund assets invested therein. Applicable regulations prohibit a fund from acquiring the securities of other investment companies if, as a result of such acquisition, a fund owns more than 3% of the total voting stock of the acquired investment company; more than 5% of a fund's total assets are invested in securities issued by any one investment company; or more than 10% of the total assets of a fund in the aggregate are invested in securities of investment companies as a group.

     Options Trading: Each Fund may purchase put and call options for various securities and securities indices that are traded on national securities exchanges, from time to time, as Roulston deems appropriate. Each of the Funds may also engage in writing (i.e., selling) put and call options from time to time, as Roulston deems appropriate. A Fund will write only call options that are covered (options on securities owned by that Fund). A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust and Roulston have entered into an Investment Advisory Agreement (the "Agreement") dated as of October 25, 2001. On October 25, 2001, a majority of shareholders of each Fund approved the Agreement. Prior to October 25, 2001, Roulston served as the Funds' investment adviser under an investment advisory agreement dated as of January 25, 1995.

     Under the terms of the Investment Advisory Agreement, Roulston, a wholly-owned subsidiary of Fairport Asset Management, LLC, makes the investment decisions for the assets of the Funds and continuously reviews, supervises, and administers the investment program of the Funds. For its services as investment adviser, Roulston receives a fee, at an annual rate of 0.75% of the average daily net assets of each of the Growth Fund and the Growth and Income Fund up to $100 million of such assets and 0.50% of each Fund's asset of $100 million or more. With
                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           April 30, 2002 - continued
                                   (Unaudited)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued respect to each of the International Equity Fund and the Emerging Growth Fund, Roulston receives a fee at an annual rate of 0.75% of such Fund's average daily net assets. With respect to the Government Fund, Roulston receives a fee at an annual rate of 0.25% of the average daily net assets up to $100 million of such assets, and 0.125% of such assets of $100 million or more. Such fees are calculated daily and paid monthly.

     Pursuant to Rule 12b-1 under the Act, the Trust has adopted a Distribution and Shareholder Service Plan dated January 20, 1995, as amended as of October 25, 2001 (the "Plan"), under which each Fund is authorized to pay or reimburse Roulston Research Corp. (the "Distributor"), a wholly-owned subsidiary of Roulston, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net asset value of such Fund. Such an amount may be used by the Distributor to pay broker-dealers, banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization or for distribution assistance and/or shareholder service provided by the Distributor. Under the Plan, a Participating Organization may include the Distributor's affiliates and such fees may exceed the actual costs incurred by the Distributor in providing such services.

     Roulston has contractually agreed with the Trust to waive its investment advisory fee and/or to reimburse expenses for the Funds' fiscal year ending October 31, 2002 to the extent necessary to maintain each Funds' Net Annual Operating Expenses for the Emerging Growth Fund, the International Equity Fund, the Growth Fund, the Growth and Income Fund, and the Government Securities Fund at no higher than 1.95%, 1.95%, 1.38%, 1.50% and 0.90%, respectively.

Information regarding these transactions is as follows for the six months ended April 30, 2002:

                                    Emerging        International
                                     Growth            Equity            Growth          Growth and        Government
                                      Fund              Fund              Fund           Income Fund          Fund
-------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees:
Fees before waiver                      $ 38,296          $ 47,474          $ 75,568          $ 52,105          $ 80,371
Fees waived                                    -                 -           (28,039)          (19,840)                -
Rule 12b-1 Fees                           11,225            13,855            22,167            15,284            70,726
                                 ----------------  ----------------  ----------------  ----------------  ----------------
Net fees and expenses to
  related parties                       $ 49,521          $ 61,329          $ 69,696          $ 47,549         $ 151,097
                                 ================  ================  ================  ================  ================

     Certain officers of the Trust are also officers, directors and/or employees of Roulston and the Distributor. The officers serve without direct compensation from the Trust.

NOTE 4.  INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2002 were as follows:
                                                           Proceeds
                                       Purchases         from Sales
-----------------------------------------------------------------------
Emerging Growth Fund                    $ 2,999,761        $ 3,732,473
International Equity Fund                 3,685,253          6,213,700
Growth Fund                               4,040,302          6,818,792
Growth and Income Fund                    3,544,874          3,578,605
Government Fund                         103,704,260        106,166,438


                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           April 30, 2002 - continued
                                   (Unaudited)

NOTE 5.  UNREALIZED APPRECIATION AND DEPRECIATION

     At April 30, 2002, the gross unrealized appreciation and depreciation of securities for book and Federal income tax purposes consisted of the following:
                               Gross             Gross               Net
                             Unrealized        Unrealized        Unrealized
                            Appreciation     (Depreciation)       App/(Dep)
-------------------------------------------------------------------------------
Emerging Growth Fund          $ 1,611,631       $(1,401,579)         $ 210,052
International Equity Fund         742,119        (1,603,485)          (861,366)
Growth Fund                     1,410,102        (4,581,350)        (3,171,248)
Growth and Income Fund          1,940,928          (489,628)         1,451,300
Government Fund                 2,887,536          (120,750)         2,766,786

    The aggregate cost of securities for federal income tax purposes at April 30, 2002 was $9,090,857, $11,974,207, $20,043,469, $12,252,752, and $59,788,201
for the Emerging Growth Fund, the International Fund, the Growth Fund, the Growth and Income Fund, and the Government Fund, respectively.

NOTE 6.  RISKS RELATING TO FOREIGN SECURITY INVESTMENTS:

     Securities in which the International Equity Fund invest may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may therefore affect the value of the Fund's portfolio. Foreign investments involve special risks not applicable to investments in securities of U.S. issuers. Such securities risks include: imposition of exchange controls or currency devaluations; less extensive regulation of foreign brokers, securities markets and issuers; political, economic or social instability; less publicly available information and less liquidity in the market for such securities; different accounting standards and reporting obligations; foreign economies differ from the U.S. economy (favorably or unfavorably) in areas such as gross domestic product, rates of inflation, unemployment, currency depreciation and balance of payments positions; possibility of expropriation (the taking of property or amending of property rights by a foreign government) or foreign ownership limitations; and excessive or confiscatory taxation.

NOTE 7.  ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 8. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds, under
Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2002, Roulston, for the benefit of its customers, held over: 67% of the Emerging Growth Fund, 83% of the International Equity Fund, 27% of the Growth Fund, 26% of the Growth and Income Fund, and 89% of the Government Securities Fund.